LIBERTY TAX-MANAGED AGGRESSIVE GROWTH FUND             PROSPECTUS, MARCH 1, 2001



CLASS A, B AND C SHARES

Advised by Stein Roe & Farnham Incorporated


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


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TABLE OF CONTENTS

THE FUND                                   2
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Investment Goals........................   2

Principal Investment Strategies.........   2

Principal Investment Risks..............   2

Performance.............................   4

Your Expenses...........................   5

YOUR ACCOUNT                               6
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How to Buy Shares.......................   6

Sales Charges...........................   7

How to Exchange Shares..................  10

How to Sell Shares......................  10

Fund Policy on Trading of Fund Shares...  12

Distribution and Service Fees...........  12

Other Information About Your Account....  12

MANAGING THE FUND                         16
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Investment Advisor......................  16

Portfolio Managers......................  16

OTHER INVESTMENT
STRATEGIES AND RISKS                      17
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APPENDIX A                                22
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----------------------------
Not FDIC   May Lose Value
Insured    -----------------
           No Bank Guarantee
----------------------------

THE FUND


UNDERSTANDING TAX-MANAGED INVESTING

In managing the Fund, the advisor uses investment strategies that are designed to reduce (but not eliminate) the payment by the Fund of taxable distributions to shareholders. These strategies include: buying stocks that pay low dividends or no dividends at all; seeking low portfolio turnover which helps to minimize realization and distribution of taxable gains, except when portfolio turnover may actually reduce shareholder exposure to taxes (such as when the advisor sells securities to create a loss to offset gains realized on other securities); deferring the sale of a security until the realized gain would qualify as a long-term capital gain rather than a short-term capital gain; and selling the higher cost basis portion of a security holding before the lower cost basis portion. The investment advisor also may utilize certain active, tax-management strategies. These include tax switches, dividend rolls and selling and reinvesting strategies. See "Other Investment Strategies and Risks."

From time to time, the Fund expects to distribute taxable income and capital gains. Market conditions may limit the Fund's ability to generate tax losses or to avoid dividend income. Additionally, the ability to use certain tax management techniques may be curtailed or eliminated in the future by tax legislation or regulation.

INVESTMENT GOALS
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The Fund seeks long-term capital growth while reducing shareholder exposure to taxes.

PRINCIPAL INVESTMENT STRATEGIES
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The Fund invests primarily in common stocks of small and medium capitalization companies that the portfolio managers believe have long-term growth potential. These companies tend to operate within large and growing markets for the companies' goods and services, are well capitalized and have accelerating rates of corporate earnings and experienced and motivated management teams. At times, the Fund may have a significant percentage of its assets invested in a broad economic sector. (Manufacturing, energy and technology are examples of broad economic sectors.) The Fund also may invest in large capitalization companies and, to a limited extent, foreign companies.

Approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or investment strategies.


The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. ("Morningstar"). For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examines both a fund's investment methodology and the size of the companies in which the fund invests. The Fund is in the "Mid Cap Growth" Morningstar category. The portfolio manager generally manages the Fund in accordance with the Morningstar guidelines for a "Mid Cap Growth" fund. See Appendix A for a description of the Morningstar categories.



Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."






Defining Capitalization. A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); medium capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, we use capitalization-based categories that are based in part on Standard & Poor's Index Services.



Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is a member of the Standard & Poor's 500 Index is considered a large-cap stock.



Mid-cap stocks are stocks with market capitalizations between $1 billion and the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($9.9 billion as of December 31, 2000). In addition, any stock that is a member of the S&P MidCap Index is considered a mid-cap stock.



Small-cap stocks are stocks with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index (less than $2.6 billion as of December 31, 2000).

THE FUND



PRINCIPAL INVESTMENT RISKS
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The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with similar funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

THE FUND


Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times, the Fund may have a large portion of its assets invested in particular sectors. An example of a sector in which the Fund may sometimes have a large portion of its assets invested is technology. Technology companies may be significantly affected by falling prices and profits, and intense competition. In addition, the rate of technological change for technology companies is generally higher than for other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. The price of many technology stocks has risen based on projections of future earnings and company growth. If a company does not perform as expected, the price of the stock could decline significantly. Many technology companies are currently operating at a loss and may never be profitable.


The securities issued by mid-capitalization companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower demand for their stocks.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates

THE FUND

may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE
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Because the Fund is a new fund and has not completed one full year of investment performance, information related to the Fund's performance, including a bar chart showing annual returns, has not been included in this prospectus.

THE FUND


UNDERSTANDING EXPENSES
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SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund. They include management and administration fees, 12b-1 fees and administrative costs including pricing and custody services.

EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

- $10,000 initial investment

- 5% total return for each year

- Fund operating expenses remain the same

- Assumes reinvestment of all dividends and distributions

- Assumes Class B shares convert to Class A shares after 8 years.

YOUR EXPENSES
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Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)
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                                                    CLASS A     CLASS B     CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)              5.75        0.00       0.00
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Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
lesser of purchase price or redemption price)        1.00 (2)    5.00       1.00
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Redemption fee (%) (as a percentage of                    (3)        (3)        (3)
amount redeemed, if applicable)


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
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                                                              CLASS A     CLASS B     CLASS C
Management fees (4) (%)                                         1.00        1.00        1.00
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Distribution and service (12b-1) fees (%)                       0.30        1.00        1.00
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Other expenses  (5) (%)                                         2.07        2.07        2.07
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Total annual fund operating expenses (6) (%)                    3.37        4.07        4.07

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
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CLASS                                                 1 YEAR           3 YEARS
Class A                                                $895             $1,551
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Class B: did not sell your shares                      $409             $1,238
         Sold all your shares at
         the end of the period                         $909             $1,538
--------------------------------------------------------------------------------

Class C: did not sell your shares                      $409             $1,238
         Sold all your shares at
         the end of the period                         $509             $1,238


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(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(3)  There is a $7.50 charge for wiring sale proceeds to your bank.

(4)  The Fund pays a management fee of 0.80% and an administration fee of 0.20%.

(5) "Other Expenses" are based on estimated amounts for the current fiscal year.

(6) The Fund's advisor has voluntarily agreed to waive advisory and administration fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.25%. As a result, the actual management fee for each share class would be 0.00%, other expenses for each share class would be 1.25% and total annual fund operating expenses for Class A, B and C shares would be 1.55%, 2.25% and 2.25%, respectively. This arrangement may be modified or terminated by the advisor at any time.

YOUR ACCOUNT
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HOW TO BUY SHARES
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Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
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METHOD                INSTRUCTIONS
Through your          Your financial advisor can help you establish your account and
financial advisor     buy Fund shares on your behalf.  Your financial advisor may charge you fees for executing the purchase for you.
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By check              For new accounts, send a completed application and check made
(new account)         payable to the Fund to the transfer agent, Liberty Funds
                      Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
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By check              For existing accounts, fill out and return the additional
(existing account)    investment stub included in your quarterly statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds
                      Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
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By exchange           You or your financial advisor may acquire shares
                      by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market
                      fund. To exchange by telephone, call 1-800-422-3737.
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By wire               You may purchase shares by wiring money from your
                      bank account to your fund account. To wire funds to your
                      fund account, call 1-800-422-3737 to obtain a control
                      number and the wiring instructions.
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By electronic funds   You may purchase shares by electronically transferring
transfer              money from your bank account to your fund account by
                      calling 1-800-422-3737. Electronic funds transfers may
                      take up to two business days to settle and be considered
                      in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate
                      section of the application.
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Automatic             You can make monthly or quarterly investments automatically
investment plan       from your bank account to your fund account.  You can
                      select a pre-authorized amount to be sent via electronic
                      funds transfer. Be sure to complete the appropriate
                      section of the application for this feature.
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By dividend           You may automatically invest dividends distributed by one
diversification       fund into the same class of shares of the Fund at no
                      additional sales charge. To invest your dividends in
                      another fund, call 1-800-345-6611.



INVESTMENT MINIMUMS

Initial Investment................  $1,000
Subsequent Investments............     $50
Automatic Investment Plan*........     $50
Retirement Plans*.................     $25

* The initial investment minimum of $1,000 is waived on this plan.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

YOUR ACCOUNT


CHOOSING A SHARE CLASS

The Fund offers three classes of shares in this prospectus -- CLASS A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor firm does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you.

The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a separate prospectus provided to eligible institutional and other investors.

SALES CHARGES
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You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges are waived, as described below and in the Statement of Additional Information.

CLASS A SHARES Your purchases of Class A shares generally are at the public offering price. This price includes a sales charge that is based on the amount of your initial investment when you open your account. A portion of the sales charge is the commission paid to the financial advisor firm on the sale of Class A shares. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

CLASS A SALES CHARGES
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                                                                                        % OF OFFERING
                                               AS A % OF                                   PRICE
                                              THE PUBLIC            AS A %               RETAINED BY
                                              OFFERING              OF YOUR               FINANCIAL
AMOUNT OF PURCHASE                              PRICE              INVESTMENT            ADVISOR FIRM
Less than $50,000                               5.75                  6.10                  5.00
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$50,000 to less than $100,000                   4.50                  4.71                  3.75
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$100,000 to less than $250,000                  3.50                  3.63                  2.75
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$250,000 to less than $500,000                  2.50                  2.56                  2.00
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$500,000 to less than $1,000,000                2.00                  2.04                  1.75
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$1,000,000 or more                              0.00                  0.00                  0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchased through a fee-based program.

YOUR ACCOUNT


UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
--------------------------------------------------------------------------------

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

PURCHASES OVER $1 MILLION
--------------------------------------------------------------------------------

AMOUNT PURCHASED                                           COMMISSION %
First $3 million                                               1.00
--------------------------------------------------------------------------------
$3 million to less than $5 million                             0.80
--------------------------------------------------------------------------------
$5 million to less than $25 million                            0.50
--------------------------------------------------------------------------------
$25 million or more                                            0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts maintained by you, your spouse or your minor children reaches a discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

YOUR ACCOUNT


CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to the completion of the periods shown in the charts below. The CDSC generally declines each year and eventually disappears over time. The distributor pays the financial advisor firm an up-front commission on sales of Class B shares as depicted in the charts below.

PURCHASES OF LESS THAN $250,000:

CLASS B SALES CHARGES
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                                                        % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD
Through first year                                             5.00
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Through second year                                            4.00
--------------------------------------------------------------------------------
Through third year                                             3.00
--------------------------------------------------------------------------------
Through fourth year                                            3.00
--------------------------------------------------------------------------------
Through fifth year                                             2.00
--------------------------------------------------------------------------------
Through sixth year                                             1.00
--------------------------------------------------------------------------------
Longer than six years                                          0.00

Commission to financial advisors is 5.00%.
Automatic conversion to Class A shares is eight years after purchase.

You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisor firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, Rights of Accumulation apply, so that if the combined value of the Fund accounts maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will receive the lower CDSC and the applicable reduced holding period.

YOUR ACCOUNT

PURCHASES OF $250,000 TO LESS THAN $500,000:


CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
Through first year                                             3.00
--------------------------------------------------------------------------------
Through second year                                            2.00
--------------------------------------------------------------------------------
Through third year                                             1.00
--------------------------------------------------------------------------------
Longer than three years                                        0.00

Commission to financial advisors is 2.50%.
Automatic conversion to Class A shares is four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

CLASS B SALES CHARGES
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                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
Through first year                                             3.00
--------------------------------------------------------------------------------
Through second year                                            2.00
--------------------------------------------------------------------------------
Through third year                                             1.00

Commission to financial advisors is 1.75%.
Automatic conversion to Class A shares is three years after purchase.

If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which cause the exchanged or transferred account to exceed the applicable discount level will receive the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor which does not, the exchanged or transferred shares will retain the pre-existing CDSC but all additional purchases of Class B shares will be in accordance with the higher CDSC and longer holding period of the non-participating fund or financial advisor.

YOUR ACCOUNT

CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays the financial advisor firm an up-front commission of 1.00% on sales of Class C shares.

CLASS C SALES CHARGES
--------------------------------------------------------------------------------

YEARS AFTER PURCHASE                              % DEDUCTED WHEN SHARES ARE SOLD
Through first year                                             1.00
--------------------------------------------------------------------------------
Longer than one year                                           0.00


HOW TO EXCHANGE SHARES
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You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.


HOW TO SELL SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

YOUR ACCOUNT

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
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METHOD                INSTRUCTIONS
Through your          You may call your financial advisor to place your sell order.
financial advisor     To receive the current trading day's price, your financial advisor firm must receive your request prior to the close
                      of the NYSE, usually 4:00 p.m. Eastern time.
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By exchange           You or your financial advisor may sell shares by
                      exchanging from the Fund into the same share class of
                      another fund at no additional cost. To exchange by
                      telephone, call 1-800-422-3737.
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By telephone          You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by
                      calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days.  The dollar limit for telephone sales is $100,000 in a 30-day period.  You do not need to set up this feature in advance of your call.  Certain restrictions apply to retirement accounts.  For details, call
                      1-800-345-6611.
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By mail               You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below.  In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell.  All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution.  Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.  For details, call 1-800-345-6611.

                      Mail your letter of instruction to Liberty Funds Services,
                      Inc., P.O. Box 1722, Boston, MA 02105-1722.
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By wire               You may sell shares and request that the proceeds be
                      wired to your bank. You must set up this feature prior to
                      your telephone request. Be sure to complete the
                      appropriate section of the account application for this
                      feature.
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By systematic         You may automatically sell a specified dollar amount or
withdrawal plan       percentage of your account on a monthly, quarterly or
                      semi-annual basis and have the proceeds sent to you if
                      your account balance is at least $5,000. This feature is
                      not available if you hold your shares in certificate form.
                      All dividend and capital gains distributions must be
                      reinvested. Be sure to complete the appropriate section of the account application for this feature.
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By electronic         You may sell shares and request that the proceeds be
funds transfer        electronically transferred to your bank.  Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to
                      complete the appropriate section of the account application for this feature.

YOUR ACCOUNT

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The Fund into which you would like to exchange also may reject your request.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------

The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.05% for Class A shares and 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class B shares.

YOUR ACCOUNT

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class B and C shares. Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.

YOUR ACCOUNT

UNDERSTANDING FUND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

DIVIDENDS, DISTRIBUTIONS, AND TAXES The Fund has the potential to make the following distributions:


TYPES OF DISTRIBUTIONS
--------------------------------------------------------------------------------

Dividend              Represents interest and dividends earned from securities
                      held by the Fund, net of expenses incurred by the Fund.
--------------------------------------------------------------------------------
Capital gains         Represents net long-term capital gains on sales of
                      securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund distributes dividends and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.


If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------
Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------

Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------

Receive all distributions in cash (with one of the following options) :

- send the check to your address of record

- send the check to a third party address

- transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

YOUR ACCOUNT

TAX CONSEQUENCES Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

                               MANAGING THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Stein Roe & Farnham Incorporated (Stein Roe), located at One South Wacker Drive, Chicago, Illinois 60606, is the Fund's investment advisor. In its duties as investment advisor, Stein Roe runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Stein Roe has been an investment advisor since 1932. As of January 31, 2001, Stein Roe managed over $17 billion in assets.

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit that includes several separate legal entities known as Liberty Funds Group LLC (LFG). LFG includes certain affiliates of Stein Roe, principally Colonial Management Associates, Inc. (Colonial). Stein Roe and the LFG business unit are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor. Stein Roe, Colonial and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.

For the 2000 fiscal year, aggregate advisory fees paid to Stein Roe by the Fund amounted to 0.80% of average daily net assets of the Fund.

Stein Roe can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

STEVE D. HAYWARD, a senior vice president of Stein Roe, co-manages the Fund. Mr. Hayward also is the portfolio manager of Stein Roe Midcap Growth Fund and a co-portfolio manager of Stein Roe Capital Opportunities Fund. Prior to joining Stein Roe in November 1999, he served as vice president, investments, for M&I Investment Management from 1993 to 1999, where he managed the Marshall Mid-Cap Fund and Marshall Small-Cap Growth Fund. Mr. Hayward earned a B.A. from North Park College and an M.B.A. in finance from Loyola University.

WILLIAM M. GARRISON, a vice president of Stein Roe, co-manages the Fund. Mr. Garrison joined Stein Roe in 1989 as an economic research assistant. From 1993 to 1999 he was an equity research analyst. He has been the portfolio manager of the Stein Roe Small Company Growth Fund and Stein Roe Small Company Growth Fund, Variable Series since 1998. Mr. Garrison earned a B.A. from Princeton University and an M.B.A. from the University of Chicago.

                     OTHER INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------
UNDERSTANDING THE FUND'S
OTHER INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

The Fund's principal investment strategies and risks are described under "The Fund - Principal Investment Strategies" and "The Fund - Principal Investment Risks." In seeking to meet its investment goals, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks.

The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goals. The Fund may not always achieve its investment goals.

Additional information about the Fund's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

The Fund's principal investment strategies and their associated risks are described above. This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change any of the Fund's investment goals or investment strategies.


TAX SWITCH
--------------------------------------------------------------------------------

A tax switch involves selling the stock of one issuer at a loss and simultaneously purchasing the stock of another issuer that the advisor believes has similar or better long-term growth potential. The Fund may use tax switches to build inventories of losses, which can be used to offset further gains for up to eight years, helping to increase the potential for tax efficiency.


DIVIDEND ROLLS
--------------------------------------------------------------------------------

A dividend roll program seeks to invest in high-dividend stocks shortly before the dividend is paid and selling these stocks, at a loss, immediately after collecting the dividend. The Fund's advisor may use various dividend roll techniques to increase the potential for tax efficiency.


SELL AND REINVEST STRATEGIES
--------------------------------------------------------------------------------

The Fund generally has a long-term perspective when investing in stocks. However, the advisor may sell a stock at a loss and repurchase that same stock at a later date. The resulting loss can be used to offset future gains in the portfolio while the Fund continues to maintain its position in that company's long-term growth potential.


TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------

At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

OTHER INVESTMENT STRATEGIES AND RISKS


DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------

The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates for hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position), and for tax management and other purposes. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.


PURCHASE AND SALE DECISIONS
--------------------------------------------------------------------------------

The advisor may sell a security if it believes that the current stock price is not supported by the advisor's expectations regarding the company's future growth potential. The advisor may purchase and sell securities in order to reduce shareholder exposure to taxes as part of the Fund's active tax-management strategy. The advisor will consider the tax effects of portfolio turnover in deciding whether to purchase and sell individual securities.

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the period August 1, 2000 (inception date) to October 31, 2000, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

THE FUND
--------------------------------------------------------------------------------

                                                               Period ended October 31,
                                                                        2000 (b)

                                                          Class A            Class B            Class C
 Net asset value --
 Beginning of period ($)                                  11.590             11.590              11.590
---------------------------------------------------------------------------------------------------------

 INCOME FROM INVESTMENT OPERATIONS ($):

 Net investment loss (a)(c)                               (0.038)            (0.061)            (0.061)
---------------------------------------------------------------------------------------------------------

 Net realized and unrealized gain                          0.808              0.811               0.811
---------------------------------------------------------------------------------------------------------

 Total from Investment Operations                          0.770              0.750               0.750
---------------------------------------------------------------------------------------------------------

 Net asset value --
 End of period ($)                                        12.360              12.340             12.340
---------------------------------------------------------------------------------------------------------

 Total return (%) (d)(e)(f)                                6.64                6.47                6.47
---------------------------------------------------------------------------------------------------------


 RATIOS TO AVERAGE NET ASSETS (%):
 Expenses (g)(h)                                           1.55                2.25                2.25
---------------------------------------------------------------------------------------------------------

 Net investment loss (g)(h)                               (1.19)              (1.89)             (1.89)
---------------------------------------------------------------------------------------------------------

 Fees and expenses waived or borne
 by the Advisor/Administrator (g)(h)                       1.82                1.82                1.82
---------------------------------------------------------------------------------------------------------

 Portfolio turnover (%) (e)                                 47                 47                  47
---------------------------------------------------------------------------------------------------------

 Net assets at end of period (000) ($)                     5,227             18,080               1,567
---------------------------------------------------------------------------------------------------------

(a)  Net of fees and expenses waived                     (0.058)             (0.058)             (0.058)
      or borne by the advisor


(b) The activity shown is from the effective date of registration (August 1, 2000) with the Securities and Exchange Commission.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested an no initial sales charge or contingent deferred sales charge.

(e) Not annualized.

(f) Had the advisor not reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(h) Annualized.

                                   APPENDIX A
--------------------------------------------------------------------------------


MORNINGSTAR CATEGORIES
--------------------------------------------------------------------------------


In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar, Inc. (Morningstar) developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.



Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Medium, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Medium Growth, Medium Blend, Medium Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including:
Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid. The Domestic Hybrid category contains those funds with stock holdings of greater than 20% but less than 70% of the portfolio.



MORNINGSTAR STYLE BOX
--------------------------------------------------------------------------------



The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.


The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.




    VALUE      BLEND    GROWTH

    1           2        3               Large


    4           5        6               Medium


    7           8        9               Small



The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

MARKET CAPITALIZATION: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.



Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.



VALUATION: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box Score and the P/B style box Score for each fund by ranking the stocks in a fund's portfolio by their P/E Scores and P/B Scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box Score and the P/B style box Score of the fund's portfolio.



For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box Score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

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FOR MORE INFORMATION
--------------------------------------------------------------------------------
You can get more information about the Fund's investments in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust I: 811-2214
- Liberty Tax-Managed Aggressive Growth Fund



                              [LIBERTY FUNDS LOGO]

                    Liberty Funds Distributor, Inc. (c) 2001
           One Financial Center, Boston, MA 02111-2621, 800-426-3750
                              www.libertyfunds.com

714-01/129F-0201

LIBERTY TAX-MANAGED AGGRESSIVE GROWTH FUND  PROSPECTUS, MARCH 1, 2001

CLASS Z SHARES

Advised by Stein Roe & Farnham Incorporated

--------------------------------------------------------------------------------
Only eligible investors may purchase Class Z shares. See "Your Account - Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TABLE OF CONTENT

THE FUND                                2
-----------------------------------------
Investment Goals........................2

Principal Investment Strategies.........2

Principal Investment Risks..............3

Performance.............................6

Your Expenses...........................7

YOUR ACCOUNT                            8
-----------------------------------------
How to Buy Shares.......................8

Eligible Investors......................9

Sales Charges..........................11

How to Exchange Shares.................11

How to Sell Shares.....................11

Fund Policy on Trading of Fund Shares..13

Other Information About Your Account...13


MANAGING THE FUND                      17
-----------------------------------------
Investment Advisor.....................17

Portfolio Managers.....................17


OTHER INVESTMENT
STRATEGIES AND RISKS                   18
-----------------------------------------

APPENDIX A                             22
-----------------------------------------


----------------------------
Not FDIC   May Lose Value
           -----------------
Insured    No Bank Guarantee
----------------------------

--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UNDERSTANDING TAX-MANAGED
INVESTING

In managing the Fund, the advisor uses investment strategies that are designed to reduce (but not eliminate) the payment by the Fund of taxable distributions to shareholders. These strategies include: buying stocks that pay low dividends or no dividends at all; seeking low portfolio turnover which helps to minimize realization and distribution of taxable gains, except when portfolio turnover may actually reduce shareholder exposure to taxes (such as when the advisor sells securities to create a loss to offset gains realized on other securities); deferring the sale of a security until the realized gain would qualify as a long-term capital gain rather than a short-term capital gain; and selling the higher cost basis portion of a security holding before the lower cost basis portion. The investment advisor also may utilize certain active, tax-management strategies. These include tax switches, dividend rolls and selling and reinvesting strategies. See "Other Investment Strategies and Risks."

From time to time, the Fund expects to distribute taxable income and capital gains. Market conditions may limit the Fund's ability to generate tax losses or to avoid dividend income. Additionally, the ability to use certain tax management techniques may be curtailed or eliminated in the future by tax legislation or regulation.
--------------------------------------------------------------------------------

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term capital growth while reducing shareholder exposure to taxes.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests primarily in common stocks of small and medium capitalization companies that the portfolio managers believe have long-term growth potential. These companies tend to operate within large and growing markets for the companies' goods and services, are well capitalized and have accelerating rates of corporate earnings and experienced and motivated management teams. At times, the Fund may have a significant percentage of its assets invested in a broad economic sector. (Manufacturing, energy and technology are examples of broad economic sectors.) The Fund also may invest in large capitalization companies and, to a limited extent, foreign companies.

Approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or investment strategies.


The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. ("Morningstar"). For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examines both a fund's investment methodology and the size of the companies in which the fund invests. The Fund is in the "Mid Cap Growth" Morningstar category. The portfolio manager generally manages the Fund in accordance with the Morningstar guidelines for a "Mid Cap Growth" fund. See Appendix A for a description of the Morningstar categories.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."






Defining Capitalization. A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); medium capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, we use capitalization-based categories that are based in part on Standard & Poor's Index Services.



Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is a member of the Standard & Poor's 500 Index is considered a large-cap stock.



Mid-cap stocks are stocks with market capitalizations between $1 billion and the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($9.9 billion as of December 31, 2000). In addition, any stock that is a member of the S&P MidCap Index is considered a mid-cap stock.



Small-cap stocks are stocks with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index (less than $2.6 billion as of December 31, 2000).



PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

THE FUND

Management risk means that the advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with similar funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

THE FUND

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times, the Fund may have a large portion of its assets invested in particular sectors. An example of a sector in which the Fund may sometimes have a large portion of its assets invested is technology. Technology companies may be significantly affected by falling prices and profits, and intense competition. In addition, the rate of technological change for technology companies is generally higher than for other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. The price of many technology stocks has risen based on projections of future earnings and company growth. If a company does not perform as expected, the price of the stock could decline significantly. Many technology companies are currently operating at a loss and may never be profitable.

The securities issued by mid-capitalization companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower demand for their stocks.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND

PERFORMANCE
--------------------------------------------------------------------------------
Because the Fund is a new fund and has not completed one full year of investment performance, information related to the Fund's performance, including a bar chart showing annual returns, has not been included in this prospectus.

THE FUND

--------------------------------------------------------------------------------
UNDERSTANDING EXPENSES

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund. They include management and administration fees and administrative costs including pricing and custody services.

EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

-    $10,000 initial investment

-    5% total return for each year

-    Fund operating expenses remain the same

-    Assumes reinvestment of all dividends and distributions
--------------------------------------------------------------------------------


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


--------------------------------------------------------------------------------
SHAREHOLDER FEES (1) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

   Maximum sales charge (load) on purchases (%)
   (as a percentage of the offering price)             0.00
   ------------------------------------------------ -----------
   Maximum deferred sales charge (load) on
   redemptions (%) (as a percentage of the
   lesser of purchase price or redemption price)       0.00
   ------------------------------------------------ -----------
   Redemption fee (%) (as a percentage of              (2)
   amount redeemed, if applicable)



--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------

   Management fee (3)(%)                               1.00
   ------------------------------------------------ -----------
   Distribution and service (12b-1) fees (%)           0.00
   ------------------------------------------------ -----------
   Other expenses (4) (%)                              2.07
   ------------------------------------------------ -----------
   Total annual fund operating expenses (5) (%)        2.07

--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------

                      1 YEAR                 3 YEARS

                       $310                   $948

(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2)  There is a $7.50 charge for wiring sale proceeds to your bank.

(3)  The Fund pays a management fee of 0.80% and an administration fee of 0.20%.

(4) "Other expenses" are based on estimated amounts for the current fiscal year.

(5) The Fund's advisor has voluntarily agreed to waive advisory and administration fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.25%. As a result, the actual management fee for Class Z shares would be 0.00%, other expenses for Class Z shares would be 1.25% and total annual fund operating expenses for Class Z shares would be 1.25%. This arrangement may be modified or terminated by the advisor at any time.

--------------------------------------------------------------------------------
YOUR ACCOUNT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.


--------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
--------------------------------------------------------------------------------

METHOD               INSTRUCTIONS
Through your         Your financial advisor can help you establish your account and
financial advisor    buy Fund shares on your behalf.  Your financial advisor may charge you fees for executing the purchase for you.
-------------------- -----------------------------------------------------------------
By check             For new accounts, send a completed application and check made
(new account)        payable to the Fund to the transfer agent, Liberty Funds
                     Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
-------------------- -----------------------------------------------------------------
By check             For existing accounts, fill out and return the additional
(existing account)   investment stub included in your quarterly statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds
                     Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
-------------------- -----------------------------------------------------------------
By exchange          You or your financial advisor may acquire shares by exchanging shares you own in one fund for shares of the same class or
                     Class A of the
                     Fund at no additional cost.  There may be an additional charge if exchanging from a money market fund.  To exchange by
                     telephone,
                     call 1-800-422-3737.
-------------------- -----------------------------------------------------------------
By wire              You may purchase shares by wiring money from your
                     bank account to your fund account. To wire funds to your
                     fund account, call 1-800-422-3737 to obtain a control
                     number and the wiring instructions.
-------------------- -----------------------------------------------------------------
By electronic        You may purchase shares by electronically transferring money
funds transfer       from your bank account to your fund account by calling
                     1-800-422-3737. Electronic funds transfers may take up to
                     two business days to settle and be considered in "good
                     form." You must set up this feature prior to your
                     telephone request. Be sure to complete the appropriate
                     section of the application.
-------------------- -----------------------------------------------------------------
Automatic            You can make monthly or quarterly investments automatically
investment plan      from your bank account to your fund account.  You can select a pre-authorized amount to be sent via electronic funds
                     transfer. Be sure to complete the appropriate section of
                     the application for this feature.
-------------------- -----------------------------------------------------------------
By dividend          You may automatically invest dividends distributed by one fund
diversification      into the same class of shares of the Fund at no additional sales charge.  To invest your dividends in another fund, call
                     1-800-345-6611.

YOUR ACCOUNT

ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Eligible Investors are subject to different minimum investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment

- any shareholder (or family member of such shareholder) who owned shares of any of the funds of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc., the Fund's distributor;

- any trustee of Liberty Acorn Trust, any employee of Liberty Wanger Asset Management, L.P., or a member of the family of such trustee or employee; and

- any person or entity listed in the account registration for any account (such as joint owners, trustees, custodians, and designated beneficiaries) that held shares of any of the funds of Liberty Acorn Trust on September 29, 2000 and that has since then continued to hold shares of any fund distributed by Liberty Funds Distributor, Inc.

$100,000 minimum initial investment

- clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge such clients an asset-based fee;

- any insurance company, trust company or bank purchasing shares for its own account;

-    any endowment, investment company or foundation; and

- clients of investment advisory affiliates of the distributor provided that the clients meet certain criteria established by the distributor and its affiliates.

No minimum initial investment

- a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from the distributor or through a third party broker-dealer;

- any person investing all or part of the proceeds of a distribution, roll over or transfer of assets into a Liberty IRA, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or roll over.

YOUR ACCOUNT

The Fund reserves the right to change the criteria for eligible investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

YOUR ACCOUNT

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

The Fund offers one class of shares in this prospectus -- CLASS Z.

The Fund also offers three additional classes of shares -- Class A, B and C shares are available through a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.
--------------------------------------------------------------------------------

SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Fund share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased, or a contingent deferred sales charge when sold.


HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

--------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
--------------------------------------------------------------------------------

METHOD               INSTRUCTIONS
Through your         You may call your financial advisor to place your sell order.
financial advisor    To receive the current trading day's price, your financial advisor firm must receive your request prior to the close
                     of the NYSE, usually 4:00 p.m. Eastern time.
-------------------- -----------------------------------------------------------------
By exchange          You or your financial advisor may sell shares by
                     exchanging from the Fund into Class Z shares or Class A
                     shares of another fund at no additional cost. To exchange
                     by telephone, call 1-800-422-3737.
-------------------- -----------------------------------------------------------------
By telephone         You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by
                     calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days.  The dollar limit for telephone sales is $100,000 in a 30-day period.  You do not need to set up this feature in advance of your call.  Certain restrictions apply to retirement accounts.  For details, call
                     1-800-345-6611.
-------------------- -----------------------------------------------------------------
By mail              You may send a signed letter of instruction to the address below.  In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell.  All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution.  Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.  For details, call 1-800-345-6611.
                     Mail your letter of instruction to Liberty Funds Services,
                     Inc., P.O. Box 1722, Boston, MA 02105-1722.
-------------------- -----------------------------------------------------------------
By wire              You may sell shares and request that the proceeds be
                     wired to your bank. You must set up this feature prior to
                     your telephone request. Be sure to complete the
                     appropriate section of the account application for this
                     feature.
-------------------- -----------------------------------------------------------------
By systematic        You may automatically sell a specified dollar amount or
withdrawal plan      percentage of your account on a monthly, quarterly or
                     semi-annual basis and have the proceeds sent to you if
                     your account balance is at least $5,000. All dividend and
                     capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account
                     application for this feature.
-------------------- -----------------------------------------------------------------
By electronic        You may sell shares and request that the proceeds be
funds transfer       electronically transferred to your bank.  Proceeds may take up to two business days
                     to be received by your bank. You must set up this feature
                     prior to your request. Be sure to complete the appropriate section of the account application for this feature.

YOUR ACCOUNT

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of Class Z outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

YOUR ACCOUNT

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class Z shares.

YOUR ACCOUNT

--------------------------------------------------------------------------------
UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
--------------------------------------------------------------------------------


DIVIDENDS, DISTRIBUTIONS, AND TAXES The Fund has the potential to make the following distributions:


--------------------------------------------------------------------------------
TYPES OF DISTRIBUTIONS
--------------------------------------------------------------------------------

 Dividend Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.
 -------------- ----------------------------------------------------------
 Capital gains Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund distributes dividends and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


--------------------------------------------------------------------------------
DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

 Reinvest all distributions in additional shares of your current fund
 -------------------------------------------------------------------------------
 Reinvest all distributions in shares of another fund
 -------------------------------------------------------------------------------
 Receive dividends in cash (see options below) and reinvest capital gains
 -------------------------------------------------------------------------------
 Receive all distributions in cash (with one of the following options):

 -    send the check to your address of record
 -    send the check to a third party address
 -    transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

YOUR ACCOUNT

TAX CONSEQUENCES Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

--------------------------------------------------------------------------------
MANAGING THE FUND
--------------------------------------------------------------------------------



INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Stein Roe & Farnham Incorporated (Stein Roe), located at One South Wacker Drive, Chicago, Illinois 60606, is the Fund's investment advisor. In its duties as investment advisor, Stein Roe runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Stein Roe has been an investment advisor since 1932. As of January 31, 2001, Stein Roe managed over $17 billion in assets.

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit that includes several separate legal entities known as Liberty Funds Group LLC (LFG). LFG includes certain affiliates of Stein Roe, principally Colonial Management Associates, Inc. (Colonial). Stein Roe and the LFG business unit are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor. Stein Roe, Colonial and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.

For the 2000 fiscal year, aggregate advisory fees paid to Stein Roe by the Fund amounted to 0.80% of average daily net assets of the Fund.

Stein Roe can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
STEVE D. HAYWARD, a senior vice president of Stein Roe, co-manages the Fund. Mr. Hayward also is the portfolio manager of Stein Roe Midcap Growth Fund and a co-portfolio manager of Stein Roe Capital Opportunities Fund. Prior to joining Stein Roe in November 1999, he served as vice president, investments, for M&I Investment Management from 1993 to 1999, where he managed the Marshall Mid-Cap Fund and Marshall Small-Cap Growth Fund. Mr. Hayward earned a B.A. from North Park College and an M.B.A. in finance from Loyola University.

WILLIAM M. GARRISON, a vice president of Stein Roe, co-manages the Fund. Mr. Garrison joined Stein Roe in 1989 as an economic research assistant. From 1993 to 1999 he was an equity research analyst. He has been the portfolio manager of the Stein Roe Small Company Growth Fund and Stein Roe Small Company Growth Fund, Variable Series since 1998. Mr. Garrison earned a B.A. in economics from Princeton University and an M.B.A. from the University of Chicago.

--------------------------------------------------------------------------------
OTHER INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UNDERSTANDING THE FUND'S
OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and risks are described under "The Fund - Principal Investment Strategies" and "The Fund - Principal Investment Risks." In seeking to meet its investment goals, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks.

The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goals. The Fund may not always achieve its investment goals.

Additional information about the Fund's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.
--------------------------------------------------------------------------------

The Fund's principal investment strategies and their associated risks are described above. This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change any of the Fund's investment goals or investment strategies.


TAX SWITCH
--------------------------------------------------------------------------------
A tax switch involves selling the stock of one issuer at a loss and simultaneously purchasing the stock of another issuer that the advisor believes has similar or better long-term growth potential. The Fund may use tax switches to build inventories of losses, which can be used to offset further gains for up to eight years, helping to increase the potential for tax efficiency.


DIVIDEND ROLLS
--------------------------------------------------------------------------------
A dividend roll program seeks to invest in high-dividend stocks shortly before the dividend is paid and selling these stocks, at a loss, immediately after collecting the dividend. The Fund's advisor may use various dividend roll techniques to increase the potential for tax efficiency.


SELL AND REINVEST STRATEGIES
--------------------------------------------------------------------------------
The Fund generally has a long-term perspective when investing in stocks. However, the advisor may sell a stock at a loss and repurchase that same stock at a later date. The resulting loss can be used to offset future gains in the portfolio while the Fund continues to maintain its position in that company's long-term growth potential.


TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

OTHER INVESTMENT STRATEGIES AND RISKS

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, for hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position), and for tax management and other purposes. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.


PURCHASE AND SALE DECISIONS
--------------------------------------------------------------------------------
The advisor may sell a security if it believes that the current stock price is not supported by the advisor's expectations regarding the company's future growth potential. The advisor may purchase and sell securities in order to reduce shareholder exposure to taxes as part of the Fund's active tax-management strategy. The advisor will consider the tax effects of portfolio turnover in deciding whether to purchase and sell individual securities.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the period August 1, 2000 (inception date) to October 31, 2000, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.


--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------

                                                     Period ended-October 31,
                                                             2000 (b)

                                                             Class Z
 Net asset value --
 Beginning of period ($)                                     11.590
--------------------------------------------------------------------------

 INCOME FROM INVESTMENT OPERATIONS ($):
 Net investment loss (a)(c)                                  (0.028)
--------------------------------------------------------------------------
 Net realized and unrealized gain                             0.808
--------------------------------------------------------------------------
 Total from Investment Operations                             0.780
--------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                           12.370
--------------------------------------------------------------------------
 Total return (%) (d)(e)(f)                                   6.73
--------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS (%):
 Expenses (g)(h)                                              1.25
--------------------------------------------------------------------------
 Net investment loss (g)(h)                                  (0.89)
--------------------------------------------------------------------------
 Fees and expenses waived or borne
 by the Advisor/Administrator (g)(h)                          1.82
--------------------------------------------------------------------------
 Portfolio turnover (%) (e)                                     47
--------------------------------------------------------------------------
 Net assets at end of period (000) ($)                         128
--------------------------------------------------------------------------
 (a)  Net of fees and expenses waived                        (0.058)
      or borne by the advisor

(b) The activity shown is from the effective date of registration (August 1, 2000) with the Securities and Exchange Commission.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested an no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f) Had the advisor not reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(h)  Annualized.

--------------------------------------------------------------------------------
APPENDIX A
--------------------------------------------------------------------------------


MORNINGSTAR CATEGORIES
--------------------------------------------------------------------------------
In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar, Inc. (Morningstar) developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Medium, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Medium Growth, Medium Blend, Medium Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including:
Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid. The Domestic Hybrid category contains those funds with stock holdings of greater than 20% but less than 70% of the portfolio.

MORNINGSTAR STYLE BOX

The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.



    VALUE     BLEND   GROWTH
  ----------------------------
  1          2       3               Large
  ----------------------------
  4          5       6               Medium
  ----------------------------
  7          8       9               Small
  ----------------------------

The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

MARKET CAPITALIZATION: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

VALUATION: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box Score and the P/B style box Score for each fund by ranking the stocks in a fund's portfolio by their P/E Scores and P/B Scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box Score and the P/B style box Score of the fund's portfolio.

For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box Score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

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FOR MORE INFORMATION
--------------------------------------------------------------------------------
You can get more information about the Fund's investments in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
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Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust I: 811-2214
- Liberty Tax-Managed Aggressive Growth Fund


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[LIBERTY LOGO]
L I B E R T Y
         FUNDS

Liberty Funds Distributor, Inc. (C)2001
One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com

714-01/130F-0201

                   LIBERTY TAX-MANAGED AGGRESSIVE GROWTH FUND
                        A SERIES OF LIBERTY FUNDS TRUST I
                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2001


This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Liberty Tax-Managed Aggressive Growth Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Fund dated March 1, 2001. This SAI should be read together with a Prospectus of the Fund and the Fund's most recent Annual Report dated October 31, 2000. Investors may obtain a free copy of a Prospectus and an Annual Report from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Auditors appearing in the October 31, 2000 Annual Report are incorporated in this SAI by reference.

This SAI contains additional information about the Fund and funds distributed by LFD generally, as well as additional information about certain securities and investment techniques described in the Fund's Prospectus.

TABLE OF CONTENTS

                                                                            PAGE

Definitions                                                                  2
Organization and History                                                     2
Investment Policies                                                          2
Portfolio Turnover                                                           3
Additional Information Concerning Investment Practices                       3
Taxes - General                                                             10
Management of the Fund                                                      12
Fund Charges and Expenses                                                   16
Custodian of the Fund                                                       18
Independent Auditors of the Fund                                            19
Determination of Net Asset Value                                            19
How to Buy Shares                                                           19
Special Purchase Programs/Investor Services                                 20
Programs for Reducing or Eliminating Sales Charges                          20
How to Sell Shares                                                          22
How to Exchange Shares                                                      23
Suspension of Redemptions                                                   24
Shareholder Liability                                                       24
Shareholder Meetings                                                        24
Performance Measures and Information                                        25
Appendix                                                                    27



714-16/131F-0201

                   LIBERTY TAX-MANAGED AGGRESSIVE GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 2001

DEFINITIONS
  "Trust"           Liberty Funds Trust I
  "Fund"            Liberty Tax-Managed Aggressive Growth Fund
  "Advisor"         Stein Roe & Farnham Incorporated, the Fund's investment
                    advisor
  "Administrator"   Colonial Management Associates, Inc., the Fund's
                    administrator
  "LFD"             Liberty Funds Distributor, Inc., the Fund's distributor
  "LFS"             Liberty Funds Services, Inc., the Fund's investor services and transfer agent

ORGANIZATION AND HISTORY
The Trust is a Massachusetts business trust organized in 1985. The Fund, a diversified series of the Trust, commenced operations on August 1, 2000 and represents the entire interest in a separate series of the Trust.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting.


On November 1, 2000, Liberty Financial Companies, Inc. (Liberty Financial), the intermediate parent of the Advisor, announced that it had retained CS First Boston to help explore strategic alternatives, including the possible sale of Liberty Financial. The Trust changed its name from "Colonial Trust I" to its current name on April 1, 1999.


INVESTMENT POLICIES
The Fund is subject to the following fundamental investment policies, which may not be changed without the affirmative vote of a majority of the Fund's outstanding voting securities. The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

As fundamental investment policies, the Fund may not:
1. Borrow, except from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;
2. Own real estate except real estate having a value no more than 5% of the Fund's total assets acquired as the result of owning securities (nothing in this restriction shall limit the Fund's ability to purchase and sell (i) securities which are secured by real estate and (ii) securities of companies which invest or deal in real estate);
3. Invest in commodities, except that the Fund may purchase and sell futures contracts and related options to the extent that total initial margin and premiums on the contracts do not exceed 5% of its total assets;
4. Not issue senior securities except as provided in paragraph 1 above and to the extent permitted by the 1940 Act;
5. Underwrite securities issued by others except to the extent the Fund could be deemed an underwriter when disposing of portfolio securities;
6. Make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements; and
7. Concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase the Fund would own more than 10% of the outstanding voting shares of such issuer.

As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:
1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;
2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and
3. Invest more than 15% of its net assets in illiquid assets. Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Fund.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act diversification requirement, an issuer is the entity whose revenues support the security.

PORTFOLIO TURNOVER
High portfolio turnover may cause the Fund to realize capital gains which, if realized and distributed by the Fund, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT PRACTICES
Additional information concerning certain of the Fund's investments and investment practices is set forth below.

FOREIGN SECURITIES
The Fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the Fund, will be held by the Fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.

The Fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the Fund's holding period for such investment and the PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The Fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the Fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxes-General" below.

MONEY MARKET INSTRUMENTS
GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. CERTIFICATES OF DEPOSITS are issued against deposits in a commercial bank with a defined return and maturity. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. COMMERCIAL PAPER is promissory notes issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the Fund would be allowed to invest in directly.

SECURITIES LOANS
The Fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in the Prospectus, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

OPTIONS ON SECURITIES
WRITING COVERED OPTIONS. The Fund may write covered call options and covered put options on securities held in its portfolio. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the Fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS
Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation) will be segregated with the Fund's custodian.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The fund may enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government Securities. This amount is known as "initial margin". The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

OPTIONS ON FUTURES CONTRACTS. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account of the Fund's custodian. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

Successful use of index futures by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value in its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures.

EQUITY SWAPS
The Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

RISK FACTORS IN EQUITY SWAP TRANSACTIONS. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the portfolio managers do not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults. See "Taxes - General; Hedging Transactions" for information on tax risks associated with equity swaps.

FOREIGN CURRENCY TRANSACTIONS
The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit (ECU). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The Fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollars, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies. There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

RULE 144A SECURITIES
The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (1933 Act). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

TAXES - GENERAL
In this section, all discussions of taxation at the shareholder level relate to federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons.

FEDERAL TAXES. The Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the Fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate alternative minimum tax. The dividends received deduction for eligible dividends is subject to a holding period requirement.

FUND DISTRIBUTIONS. Distributions from the Fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of net capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for one year or less) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 20%.

Distributions will be taxed as described above whether received in cash or in fund shares. Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

RETURN OF CAPITAL DISTRIBUTIONS. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital exceeds the cost basis in the shares.

U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from the Fund.

SALES OF SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than 12 months, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to a 31% backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the Fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, LFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

EXCISE TAX. To the extent that the Fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Advisor intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

TAX ACCOUNTING PRINCIPLES. To qualify as a "regulated investment company," the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. Government securities) and (c) distribute at least 90% of both its ordinary income (inclusive of net short-term capital gains) and its tax-exempt interest income earned each year.

HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. The Fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the Fund. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may be able to elect to treat a passive foreign investment company as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the Fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

MANAGEMENT OF THE FUND
Each of the Advisor, the Administrator, LFS and LFD is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is a direct majority-owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly-owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S. Liberty Financial's address is 600 Atlantic Avenue, Boston, MA 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117.


TRUSTEES AND OFFICERS
NAME AND ADDRESS                 AGE      POSITION WITH FUND     PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
----------------                 ---      ------------------     -------------------------------------------

Douglas A. Hacker                43       Trustee            Executive Vice President and Chief Financial Officer of
P.O. Box 66100                                               UAL, Inc. (airline) since July, 1999; Senior Vice
Chicago, IL 60666                                            President and Chief Financial Officer of UAL, Inc. prior
                                                             thereto.

Janet Langford Kelly             41       Trustee            Executive Vice President-Corporate Development, General
One Kellogg Square                                           Counsel, and Secretary, Kellogg Company (food, beverage
Battle Creek, MI 49016                                       and tobacco manufacturer), since September, 1999; Senior
                                                             Vice President, Secretary and General Counsel, Sara Lee
                                                             Corporation (branded, packaged, consumer-products
                                                             manufacturer) prior thereto.

Richard W. Lowry                 64       Trustee            Private Investor since August, 1987 (formerly Chairman
Seven Winter Street                                          and Chief Executive Officer, U.S. Plywood Corporation
Nantucket, MA  02554                                         (building products manufacturer)).

Salvatore Macera                 69       Trustee            Private Investor since 1981 (formerly Executive Vice
26 Little Neck Lane                                          President and Director of Itek Corporation (electronics)
New Seabury, MA 02649                                        from 1975 to 1981).

William E. Mayer*                60       Trustee            Managing Partner, Park Avenue Equity Partners (venture
500 Park Avenue, 5th Floor                                   capital) since  1998 (formerly Founding Partner,
New York, NY 10022                                           Development Capital LLC from 1996 to 1998; Dean and
                                                             Professor, College of Business and Management, University of
                                                             Maryland from October, 1992 to November, 1996); Director,
                                                             Johns Manville; (building products manufacturer); Director,
                                                             Lee Enterprises, (print and on-line media); Director, WR
                                                             Hambrecht & Co. (financial service provider); Director,
                                                             Systech Retail Systems.

Charles R. Nelson                57       Trustee            Van Voorhis Professor, Department of Economics,
Department of Economics                                      University of Washington; consultant on economic and
University of Washington                                     statistical matters.
Seattle, WA 98195

John J. Neuhauser                57       Trustee            Academic Vice President and Dean of Faculties since
84 College Road                                              August, 1999, Boston College (formerly Dean, Boston
Chestnut Hill, MA 02467                                      College School of Management from September, 1977 to
                                                             September, 1999).

Joseph R. Palombo*               47       Trustee            Chief Operations Officer of Mutual Funds, Liberty
                                                             Financial Companies, Inc. since August, 2000; Executive
                                                             Vice President and Director of the Advisor since April,
                                                             1999; Executive Vice President and Chief Administrative
                                                             Officer of LFG since April,

                                                             1999; Director of Stein Roe & Farnham Incorporated (SR&F)
                                                             since September 1, 2000; Trustee and Chairman of the Board of the Stein Roe Mutual Funds since October, 2000; Manager of Stein Roe Floating Rate Limited Liability Company since
                                                             October, 2000 (formerly Vice President of the Funds from
                                                             April, 1999 to August, 2000 and Chief Operating Officer,
                                                             Putnam Mutual Funds from 1994 to 1998).

Thomas E. Stitzel                64       Trustee            Business Consultant since 1999 (formerly Professor of
2208 Tawny Woods Place                                       Finance from 1975 to 1999 and Dean from 1977 to 1991,
Boise, ID 83706                                              College of Business, Boise State University (higher
                                                             education)); Chartered Financial Analyst.

Thomas C. Theobald               62       Trustee            Managing Director, William Blair Capital Partners
Suite 1300                                                   (private equity investing) since 1994; (formerly Chief
222 West Adams Street                                        Executive Officer and Chairman of the Board of Directors,
Chicago, IL 60606                                            Continental Bank Corporation); Director of Xerox
                                                             Corporation (business products and services), Anixter
                                                             International (network support equipment distributor), Jones
                                                             Lang LaSalle (real estate management services) and MONY
                                                             Group (life insurance).

Anne-Lee Verville                55       Trustee            Consultant since 1997(formerly General Manager, Global
359 Stickney Hill Road                                       Education Industry from 1994 to 1997, and President,
Hopkinton, NH  03229                                         Applications Solutions Division from 1991 to 1994, IBM
                                                             Corporation (global education and global applications)).

Stephen E. Gibson                47       President          President of the Liberty Funds since June, 1998;
                                                             President of Liberty-Stein Roe Mutual Funds since
                                                             November, 1999.  Chairman of the Board since July, 1998,
                                                             Chief Executive Officer and President since December,
                                                             1996 and Director since July, 1996 of the Administrator;
                                                             (formerly Executive Vice President  from July, 1996 to
                                                             December, 1996); Director, Chief Executive Officer and
                                                             President of Liberty Funds Group LLC (LFG) since
                                                             December, 1998 (formerly Director, Chief Executive
                                                             Officer and President of The Colonial Group, Inc. (TCG)
                                                             from December, 1996 to December 1998); Director since
                                                             September, 2000, President and Vice Chairman of the
                                                             Advisor since  January, 2000 (formerly Assistant Chairman
                                                             from August, 1998 to January, 2000) (formerly Managing
                                                             Director of Marketing of Putnam Investments from June,
                                                             1992 to July, 1996).

J. Kevin Connaughton             36       Treasurer          Treasurer and Chief Financial Officer of the Liberty
                                                             Funds and of the Liberty All-Star Funds since December,
                                                             2000 (formerly Controller and Chief Accounting Officer of
                                                             the Liberty Funds from February, 1998 to October, 2000);
                                                             Vice President of the Advisor since February, 1998
                                                             (formerly Senior Tax Manager, Coopers & Lybrand, LLP from
                                                             April, 1996 to January, 1998; Vice President, 440
                                                             Financial Group/First Data Investor Services Group from
                                                             March, 1994 to April, 1996).

Michael G. Clarke                31       Controller         Controller of the Funds and of the Liberty All-Star Funds
                                                             since December, 2000, Assistant Vice President of the
                                                             Advisor since August, 1999; Assistant Vice President of
                                                             LFG since April, 2000 (formerly Audit Manager from May,
                                                             1997 to August, 1999, Audit Senior Accountant from
                                                             September, 1995 to May, 1997 and Audit Staff Accountant
                                                             from September, 1993 to September, 1995 of Deloitte &
                                                             Touche LLP).

William J. Ballou                36       Secretary          Secretary of the Liberty Funds and of the Liberty
                                                             All-Star Funds since October, 2000 (formerly Assistant
                                                             Secretary from October, 1997 to October, 2000); Assistant
                                                             Secretary of the Stein Roe Funds Complex since May, 2000;
                                                             Vice President, Assistant Secretary and Counsel of the
                                                             Advisor since October, 1997; Vice President and Counsel
                                                             since April, 2000, and Assistant Secretary since
                                                             December, 1998 of LFG (formerly Associate Counsel,
                                                             Massachusetts Financial Services Company from May, 1995
                                                             to September, 1997).

Kevin M. Carome                  44       Executive Vice     Executive Vice President of Liberty Funds and of the
                                          President          Liberty All-Star Funds since October, 2000; Executive
                                                             Vice President of the Stein Roe Funds Complex since May,
                                                             1999 (formerly Vice President from April, 1998 to May, 1999,
                                                             Assistant Secretary

                                                             from April, 1998 to February, 2000 and Secretary from
                                                             February, 2000 to May, 2000); Chief Legal Officer of Liberty
                                                             Financial since August, 2000; Senior Vice President, Legal since January, 1999 of LFG; Associate General Counsel and
                                                             Vice President of Liberty Financial through January, 1999;
                                                             Executive Vice President and Assistant Secretary of Stein
                                                             Roe since January, 2001 (formerly General Counsel and
                                                             Secretary of Stein Roe from January, 1998 to December,
                                                             1999); (formerly Vice President and Associate General
                                                             Counsel of Liberty Financial from August, 1993 to December,
                                                             1998).



* A Trustee who is an "interested person" (as defined in the 1940 Act) of the Fund, the Advisor or the Administrator.


The business address of the officers of the Fund is One Financial Center, Boston, MA 02111.


The Trustees serve as trustees of all Liberty funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the Liberty funds based on each fund's relative net assets and one-third of the fees are divided equally among the Liberty funds.


The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.


The Trustees have the authority to convert the Fund into a master fund/feeder fund structure. Under this structure, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.


INVESTMENT ADVISOR
Under its Management Agreement with the Fund, the Advisor provides the Fund with discretionary investment services. Specifically, the Advisor is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objective, program, and restrictions as provided in the Fund's prospectus and this SAI. The Advisor is also responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions (see "Portfolio Transactions" below). The Management Agreement provides for the payment to the Advisor of the fee described in the Prospectus.

The Advisor and its predecessor have been providing investment advisory services since 1932. The Advisor acts as investment advisor to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations and other institutional investors.


The directors of the Advisor are C. Allen Merritt, Jr., J. Andrew Hilbert, Stephen E. Gibson and Joseph R. Palombo. Mr. Merritt is Chief Operating Officer of Liberty Financial. Mr. Hilbert is Senior Vice President and Chief Financial Officer of Liberty Financial. The positions held by Messrs. Gibson and Palombo are listed above. The business address of Messrs. Merritt and Hilbert is Federal Reserve Plaza , Boston, Massachusetts 02210. The business address of Messrs. Gibson and Palombo is One Financial Center, Boston, Massachusetts 02111.

Under the Management Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Fund in connection with the matters to which such Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Agreement.

PORTFOLIO TRANSACTIONS
The Advisor places the orders for the purchase and sale of the Fund's portfolio securities and options and futures contracts. The Advisor's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Advisor's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the Advisor's knowledge of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Advisor's knowledge of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, the Fund may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Advisor's staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Advisor, and reports are made annually to the Board of Trustees of the Fund.

With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for the Fund, the Advisor often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Advisor uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Fund, to such brokers or dealers to ensure the continued receipt of research products or services that the Advisor feels are useful. In certain instances, the Advisor receives from brokers and dealers products or services which are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, the Advisor makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Advisor (without prior agreement or understanding, as noted above) through transaction charges generated by transactions by clients (including the Fund), while the portions of the costs attributable to non-research usage of such products or services is paid by the Advisor in cash. No person acting on behalf of the Fund is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Advisor and not all such research products or services are used in connection with the management of the Fund.

With respect to the Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Advisor may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Advisor's attention, including investment research related to the security and provided to the Fund. The Fund has arranged for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for the Fund's portfolio securities held by the Fund. The custodian will credit any such fees received against its custodial fees. In addition, the Board of Trustees has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of Fair Practice of the National Association of Securities Dealers.

The Advisor may use the services of AlphaTrade, Inc. (ATI), a registered broker-dealer subsidiary of the Administrator, when buying or selling equity securities for the Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions the Fund pays ATI on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through ATI so that the Trustees may consider whether such trades complied with these procedures and the Rule. ATI employs electronic trading methods by which it seeks to obtain best price and execution for the Fund, and will use a clearing broker to settle trades.

The Trustees have the authority to convert the Fund to a master fund/feeder fund structure. Under this structure, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

ADMINISTRATION AGREEMENT
Pursuant to an Administration Agreement with the Fund, the Administrator provides certain administrative services including: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Fund and for performing the administrative functions herein set forth; (ii) arranging, if desired by the Trust, for Directors, officers and employees of the Administrator to serve as Trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law; (iii) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (iv) coordinating and overseeing the activities of the Fund's other third-party service providers; (v) maintaining certain books and records of the Fund; and (vi) monitoring the tax-efficiency of the Fund. The Administration Agreement has a one year term. The Administrator is paid a monthly fee at the annual rate of average daily net assets set forth in the Prospectus. The Administrator and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Administrator currently serves as investment advisor, sub-advisor and/or administrator for 63 open-end and 10 closed-end management investment company portfolios (collectively, The Funds). Officers of the Trust who are also officers of the Administrator or its affiliates will benefit from the administration fees, sales commissions and other fees paid or allowed by the Trust.

PRINCIPAL UNDERWRITER
LFD is the principal underwriter of the Fund's shares. LFD has no obligation to buy shares, and purchases shares only upon receipt of orders from authorized financial service firms (FSFs) or investors.

CODE OF ETHICS
The Fund, the Advisor and LFD have adopted Codes of Ethics pursuant to the requirements of the Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund.

FUND CHARGES AND EXPENSES
Under the Fund's management agreement, the Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund, at the annual rate of 0.80%.

Under the Fund's administration agreement, the Fund pays the Administrator a monthly fee at the annual rate of 0.20% of the average daily net assets and, under a separate pricing and bookkeeping contract, a monthly fee of $2,250 plus the following percentages of the Fund's average daily net assets over $50 million:


                    0.035% annually on the next $950 million
                    0.025% annually on the next $1 billion
                    0.015% annually on the next $1 billion
                    0.001% annually on the excess over $3 billion

Under the Fund's shareholders' servicing and transfer agency agreement, the Fund pays LFS a monthly fee at the annual rate of 0.07% of the average daily closing value of the Fund's respective total net assets for such month. In addition to this compensation, the Fund pays LFS the following fees:

1. A transaction fee of $1.18 per transaction occurring in Fund accounts during any month; PLUS
2. An account fee for open accounts of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS
3. An account fee for closed accounts of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS
4.   The Funds' allocated share of LFS reimbursement out-of-pocket expenses.

RECENT FEES PAID TO THE ADVISOR, LFD AND LFS (dollars in thousands)

                                                         Years ended October 31
                                                                  2000

Management fee                                                     $28
Bookkeeping fee                                                      7
Shareholder service and transfer agent fee                          14
12b-1 fees:
  Service fee (Classes A, B and C)                                  10
  Distribution fee (Class B)                                        18
  Distribution fee (Class C)                                         1


BROKERAGE COMMISSIONS (dollars in thousands)

                                                         Years Ended October 31
                                                                  2000

Total commissions                                                  $12
Directed transactions(a)                                             0
Commissions on directed transactions                                 0
Commissions paid to AlphaTrade Inc.                                  0

(a) See "Management of the Funds - Portfolio transactions - Brokerage and Research Services" in Part 2 of this SAI.

TRUSTEES AND TRUSTEES' FEES

For the fiscal period ending October 31, 2000, and the calendar year ended December 31, 2000, the Trustees of the Trust received the following compensation for serving as Trustees(a):



                                 Aggregate Estimated Compensation                Total Compensation From Fund
                                 From The Fund For The Fiscal Year            Complex Paid To The Trustees For The
Trustee                                       Ending                        Calendar Year Ended December 31, 2000(c)
-------                                 October 31, 2000(b)                 ----------------------------------------
                                        -------------------
Tom Bleasdale(d)                                  34(e)                                      106,000(e)
John V. Carberry(f)                              N/A                                             N/A
Lora S. Collins(d)                                30                                          96,000
James E. Grinnell(d)                              34                                         102,000
Douglas A. Hacker(g)                               0                                               0
Janet Langford Kelly(g)                            0                                               0
Richard W. Lowry                                  30                                          99,000
Salvatore Macera                                  34                                          98,000
William E. Mayer                                  30                                         100,000
James L. Moody, Jr.(d)                            34(h)                                      105,000(h)
Charles R. Nelson(g)                               0                                               0
John J. Neuhauser                                 30                                         101,210
Joseph R. Palombo(i)                             N/A                                             N/A
Thomas E. Stitzel                                 30                                          97,000
Thomas C. Theobald(g)                              0                                               0
Anne-Lee Verville                                 19(j)                                       94,667(j)


(a) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(b) Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made and upon estimated relative Fund net assets.
(c) At December 31, 2000, the complex consisted of 49 open-end and 9 closed-end management investment portfolios in the Liberty Funds Group - Boston (Liberty Funds) and 17 open-end management investment portfolios in the Liberty Variable Investment Trust (LVIT) (together, the Liberty Fund Complex).
(d) Resigned as Trustee of the Trust and the Liberty Fund Complex on December 27, 2000.
(e) For the fiscal year ended October 31, 2000, compensation includes $33 payable in later years as deferred compensation. For the calendar year ended December 31, 2000, compensation includes $52,000 payable in later years as deferred compensation.

(f) Resigned as Trustee of the Trust and the Liberty Fund Complex on August 4, 2000. Mr. Carberry did not receive compensation because he was an affiliated Trustee and employee of Liberty Financial.
(g)  Elected by the shareholders of the Fund on December 27, 2000.
(h) Total compensation of $33 for the fiscal year ended October 31, 2000, was paid on January 31, 2001. Total compensation of $105,000 for the calendar year ended December 31, 2000, was paid on January 31, 2001.
(i) Elected by the Trustees of the Liberty Fund Complex on August 23, 2000. Elected by the shareholders of the Fund on December 27, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and employee of the Administrator.
(j) Total compensation of $19 for the fiscal year ended October 31, 2000, will be payable in later years as deferred compensation. Total compensation of $94,667 for the calendar year ended December 31, 2000, will be payable in later years as deferred compensation.

The following table sets forth the compensation paid to Ms. Kelly and Messrs. Hacker, Nelson and Theobald in their capacities as Trustees of the Stein Roe Fund Complex (k):

                                  Total Compensation from the Stein Roe
                                  Fund Complex Paid to the Trustees for
  Trustee                       the Calendar Year Ended December 31, 2000
  -------                       -----------------------------------------

  Douglas A. Hacker                             $98,100
  Janet Langford Kelly                           93,600
  Charles R. Nelson                              98,100
  Thomas C. Theobald                             98,100

(k) As of December 31, 2000, the Stein Roe Fund Complex consisted of the Liberty Floating Rate Fund, the Stein Roe Floating Rate Limited Liability Company, Liberty-Stein Roe Institutional Floating Rate Income Fund, and the following open-end mutual funds: 4 series of Liberty-Stein Roe Funds Income Trust, 4 series of Liberty-Stein Roe Funds Municipal Trust, 12 series of Liberty-Stein Roe Funds Investment Trust, 4 series of Liberty-Stein Roe Advisor Trust, 1 series of Stein Roe Trust, 12 portfolios of SR&F Base Trust, and 5 series of SteinRoe Variable Investment Trust.

As of the shareholder meeting on December 27, 2000, the Liberty Fund Complex and the Stein Roe Fund Complex were merged into one Fund Complex. Effective on December 27, 2000, the Trustees serve as Trustees for all the Funds in both the Liberty Fund Complex and the Stein Roe Fund Complex.

For the calendar year ended December 31, 2000, some of the Trustees received the following compensation in their capacities as trustees or directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (together, Liberty All-Star Funds):

                                Total Compensation from Liberty
                                All-Star Funds for the Calendar
          Trustee               Year Ended December 31, 2000(l)
          -------                    --------------------------

Robert J. Birnbaum                         $25,000
John V. Carberry (m)                           N/A
James E. Grinnell                           25,000
Richard W. Lowry                            25,000
William E. Mayer                            25,000
John J. Neuhauser                           25,000
Joseph R. Palombo (n)                          N/A

(l) The Liberty All-Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).
(m) Resigned as Trustee and Director of the Liberty All-Star Funds on August 4, 2000. Mr. Carberry did not receive compensation because he was an affiliated Trustee and Director and employee of Liberty Financial.
(n) Elected by the Trustees and Directors of the Liberty All-Star Funds on October 25, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and Director and employee of the Administrator.

OWNERSHIP OF THE FUND

As of record on January 31, 2001, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the Class A, Class B, Class C and Class Z shares then outstanding.

As of record on February 5, 2001, the following shareholders owned of record more than 5% or more of one or more of each class of the Fund's outstanding shares:

CLASS A SHARES
Raymond James & Assoc. Inc.                  5.50%
Wendy L. Ohlsen Living Trust
U/A 50367261
Pass U/A 12/21/00
923 W. Tremont Street
Whitehall, PA   18052-6928

CLASS B SHARES
Merrill Lynch Pierce Fenner & Smith          7.82%
For the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Dr. E 2nd Floor
Jacksonville, FL  32246-6484

CLASS C SHARES
Merrill Lynch Pierce Fenner & Smith         36.94%
For the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Dr. E 2nd Floor
Jacksonville, FL  32246-6484

Pegge Ann Wall, TTEE                         9.43%
U/W F Willard Wall Trust 1
32394 Pleasant Oaks Dr.
Springville, CA  93265-9305

CLASS Z SHARES
Colonial Management Associates                100%
Attn:  Finance Dept.
One Financial Center

Boston, MA   02111-2621


As of record on January 31, 2001, there were 300 Class A, 1,146 Class B, 145 Class C and 1 Class Z shareholders of record of the Fund.

SALES CHARGES (dollars in thousands)

                                                               Class A Shares
                                                           Year Ended October 31
                                                                    2000
Aggregate initial sales charges on
     Fund share sales                                               $62
Initial sales charges retained by LFD
                                                                      6
Aggregate contingent deferred sales
charges (CDSC) on Fund redemptions
retained by LFD                                                       4

                                                               Class B Shares
                                                           Year Ended October 31
                                                                    2000

Aggregate CDSC on Fund redemptions
retained by LFD                                                      $7

                                                               Class C Shares
                                                           Year Ended October 31
                                                                    2000
Aggregate CDSC on Fund redemptions
retained by LFD                                                      $0


12B-1 PLAN, CDSC AND CONVERSION OF SHARES
The Fund offers four classes of shares - Class A, Class B, Class C and Class Z. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the Act for each Class except Class Z. Under the Plan, the Fund pays LFD service and distribution fees at the annual rates described in the Prospectuses. LFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to FSFs and for certain other purposes. Since the distribution and service fees are payable regardless of LFD's expenses, LFD may realize a profit from the fees. The Plan authorizes any other payments by the Fund to LFD and its affiliates (including the Advisor and the Administrator) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.


Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectus.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.


SALES-RELATED EXPENSES (dollars in thousands) of LFD relating to the Fund were:

                                                       Period Ended October 31, 2000
                                               Class A Shares    Class B Shares   Class C Shares

Fees to FSFs                                         $2               $819              $0
Cost of sales material relating to the Fund          15                 96               7
  (including printing and mailing expenses)
Allocated travel, entertainment and other            14                 90               6
  Promotional expenses (including
advertising)

INVESTMENT PERFORMANCE

The Fund's Class A, B, C and Class Z share average annual total returns at October 31, 2000 were:

                                                    CLASS A SHARES
                                                Period August 1, 2000
                                       (commencement of investment operations)
                                               Through October 31, 2000

With sales charge of 5.75%                              0.49%
Without sales charge                                    6.64%

                                                    CLASS B SHARES
                                                Period August 1, 2000
                                       (commencement of investment operations)
                                               Through October 31, 2000

With applicable CDSC                                    1.47%
Without CDSC                                            6.47%

                                                    Class C Shares
                                                Period August 1, 2000
                                       (commencement of investment operations)
                                               through October 31, 2000

With applicable CDSC                                    5.47%
Without CDSC                                            6.47%

                                                    Class Z Shares
                                                Period August 1, 2000
                                       (commencement of investment operations)
                                               through October 31, 2000

                                                        6.73%

CUSTODIAN OF THE FUND
The Chase Manhattan Bank, located at 270 Park Avenue, New York, NY 10017-2070, is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT AUDITORS OF THE FUND
Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116, are the Fund's independent auditors, providing audit services, tax return review, other tax consulting services, and assistance and consultation in connection with the review of various SEC filings. The Financial Statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectus have been so included, in reliance upon the report of Ernst & Young LLP, given on the authority of said firms as experts in auditing.

DETERMINATION OF NET ASSET VALUE
The Fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time), each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade, but in no event later than 5:00 p.m. Eastern Time. Currently, the Exchange is closed Saturdays, Sundays and the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund may invest in securities which are primarily listed on foreign exchanges that are open and allow trading on days on which the Fund does not determine NAV. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Fund's Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Fund positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Fund's Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Fund's Trustees.

HOW TO BUY SHARES
The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to LFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank. Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank will subject the purchaser to a $15 service fee for each check returned.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, LFD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that LFD may from time to time reallow additional amounts to all or certain FSFs. LFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charges. Such charges generally reimburse LFD for any up-front and/or ongoing commissions paid to FSFs.

LFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to LFS, provided the new FSF has a sales agreement with LFD.

Shares credited to an account are transferable upon written instructions in good order to LFS and may be redeemed as described under General Information Regarding Buying and Selling Shares in the Prospectus. Certificates will not be issued for Class A shares unless specifically requested and no certificates will be issued for Class B, C or Z shares. Shareholders may send any certificates which have been previously acquired to LFS for deposit to their account.

LFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Fund's SAI) to FSF's that agree to promote the sale of shares of the Fund or other funds that LFD distributes. At its discretion, the Distributor may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Fund's shares.

From time to time, LFD or its affiliates may elect to make payments to broker-dealers in addition to the commissions described in the funds' SAIs. LFD will reallow to participating broker-dealers the entire sales charge for all sales of Class A shares for orders placed for Individual Retirement Accounts (IRA's) from January 2, 2001 through April 16, 2001 on the funds. LFD has elected to pay participating dealers an amount equal to 0.50% of the net asset value of certain fund's Class B shares sold to IRA's from January 2, 2001 through April 16, 2001.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES
The following special purchase programs/investor services may be changed or eliminated at any time.

AUTOMATIC INVESTMENT PLAN. (CLASSES A, B AND C ONLY) As a convenience to investors, Class A, B and C shares of the Fund may be purchased through the Automatic Investment Plan. Pre-authorized monthly bank drafts or electronic funds transfer for a fixed amount of at least $50 are used to purchase Fund shares at the public offering price next determined after LFD receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from LFD.

TAX-SHELTERED RETIREMENT PLANS. (CLASSES A, B AND C ONLY) LFD offers prototype tax-qualified plans, including IRAs, and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Investors Bank & Trust Company is the Trustee of LFD prototype plans and charges a $18 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFD.

Participants in non-LFD prototype Retirement Plans (other than IRAs) also are charged a $15 annual fee unless the plan maintains an omnibus account with LFS. Participants in LFD prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to LFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a LFD IRA Rollover account in any fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax advisor regarding these Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling LFS, shareholders, beneficiaries or their FSFs of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, on Class A, Class B or Class C shares may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

RIGHTS OF ACCUMULATION (Class A and B only). Reduced sales charges on Class A and Class B shares can be effected by combining a current purchase with prior purchases of Class A, B and C shares of the Liberty funds. The applicable sales charge is based on the combined total of:


1.   the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all Liberty fund Class A, B and C shares held by the shareholder (except shares of any Liberty money market fund, unless such shares were acquired by exchange from Class A shares of another Liberty fund other than a money market fund).

LFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's or donor's holdings by LFS. The Fund may terminate or amend this Right of Accumulation.

STATEMENT OF INTENT (Class A only). Any person may qualify for reduced sales charges on purchases of Class A shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Liberty fund shares held by the shareholder on the date of the Statement in Liberty funds (except Class A shares of any Liberty money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market Liberty fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, LFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or the Fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to LFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, LFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from LFS at 1-800-345-6611.

REINSTATEMENT PRIVILEGE. An investor who has redeemed Class A, B, or C shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of the Fund at the NAV next determined after LFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

PRIVILEGES OF LIBERTY EMPLOYEES OR FINANCIAL SERVICE FIRMS. Class A shares of the Fund may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Administrator, LFD and other companies affiliated with the Administrator; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFD; and such persons' families and their beneficial accounts.

PRIVILEGES OF LIBERTY ACORN FUNDS SHAREHOLDERS. Any shareholder who owned shares of any fund of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by LFD, may purchase Class A shares of any fund distributed by LFD at NAV in those cases where a Liberty Fund Class Z share is not available. Qualifying shareholders will not be subject to Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.

EXCHANGES FOR AFFILIATES OF INVESTMENT ADVISOR. Clients of affiliates of LFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by LFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual 12b-1 distribution and service fee.

SPONSORED ARRANGEMENTS. Class A shares of the Fund may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The Fund reserves the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A shares of the Fund may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with LFD pursuant to which the Fund is included as an investment option in programs involving fee-based compensation arrangements and by participants in certain retirement plans.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (CLASSES B AND C). CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. DEATH. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. SYSTEMATIC WITHDRAWAL PLAN (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with LFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three-month period prior to the first SWP redemption). Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply to Class B accounts if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "How to Sell Shares - Systematic Withdrawal Plan."

3. DISABILITY. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares AND (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. DEATH OF A TRUSTEE. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND
     (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. RETURNS OF EXCESS CONTRIBUTIONS. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or IRAs, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.

6. QUALIFIED RETIREMENT PLANS. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by LFD for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES
Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction or stock power form to LFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, LFS, and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and IRA holders. Call LFS for more information 1-800-345-6611. FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to LFS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN
If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in the Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election of the shareholder's investment. Withdrawals from Class B shares under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of the Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B share account may do so but will be subject to a CDSC ranging from 1% to 5% of the excess over 12%. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other distributions payable in shares of the Fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

The Fund may terminate a shareholder's SWP if the shareholder's Account Balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, LFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name", the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

TELEPHONE REDEMPTIONS. Telephone redemption privileges are described in the Prospectus.

NON CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of the Fund's net asset value, the Fund may make the payment or a portion of the payment with portfolio securities held by the Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

FAST CASH. As a convenience to investors, a shareholder is automatically eligible to redeem up to $100,000 from the shareholder's account in a 30-day period and have it mailed to the shareholder's address of record. This service is not available within 30 days of an address change. Shareholders wishing to avail themselves of this service should complete the appropriate section of the Application.

HOW TO EXCHANGE SHARES
Exchanges at net asset value may be made at any time from any other continuously offered fund distributed by LFD into shares of the same class of the Fund. The Class A and B shares of the Fund may be exchanged for the same class of shares of any other continuously offered funds distributed by LFD (with certain exceptions) on the basis of the NAVs per share at the time of exchange and only once per twelve-month period measured from the time the account was opened. The Class C shares of the Fund may be exchanged for the same class of shares of any other continuously offered funds distributed by LFD but only one "roundtrip" exchange of such Class may be made per three-month period, measured from the date of the initial purchase. The Class Z shares of the Fund may be exchanged for the Class A or Class Z shares of any other fund distributed by LFD (with certain exceptions). The prospectus of each fund distributed by LFD describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain funds distributed by LFD are not available to residents of all states. Consult LFS before requesting an exchange.

By calling LFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes and/or shareholder activity, shareholders may experience delays in contacting LFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another Liberty fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. LFS will also make exchanges upon receipt of a written exchange request and, share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, LFS will require customary additional documentation. Prospectuses of the other funds are available from the LFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS
The Fund may suspend shareholders' right of redemption or postpone payment for more than seven days (i) if the Exchange is closed for other than customary weekends or holidays, (ii) during certain periods when trading on the Exchange is restricted, (iii) during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or (v) during any other period permitted by order of the SEC for protection of investors.

SHAREHOLDER LIABILITY
Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS
As described under the caption "Organization and History", the Fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES AND INFORMATION
TOTAL RETURN
STANDARDIZED AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the Fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the Fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

NONSTANDARDIZED TOTAL RETURN. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate rather than average annual total returns or may not reflect the sales charge or CDSC.

Total return for a newer class of shares for periods prior to inception includes
(a) the performance of the newer class of shares since inception and (b) the performance of the oldest existing class of shares from the inception date up to the date the newer class was offered for sale. The performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

Performance results reflect any voluntary fee waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these fee waivers or expense reimbursements, performance results would have been lower.

PERFORMANCE DEPICTIONS AND COMPARISONS. The Fund may compare its performance to various unmanaged indices published by such sources as listed in the Appendix. The Fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Advisor, LFD or the Administrator to be reputable, and publications in the press pertaining to the Fund's performance or to the Advisor or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper, Inc., Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index, Disclosure Incorporated, Bloomberg and Ibbotson.

All data are based on past performance and do not predict future results.

TAX-RELATED ILLUSTRATIONS. The Fund also may present hypothetical illustrations
(i) comparing the Fund's and other mutual fund's pre-tax and after-tax total returns, and (ii) showing the effects of income, capital gain and estate taxes on performance.

GENERAL. From time to time, the Fund may discuss or quote its current portfolio manager(s) as well as other investment personnel and members of the tax management oversight team, including such person's views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the fund, including the New ValueTM investment strategy that expands upon the principles of traditional value investing; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in the Appendix and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

From time to time, the Fund may also discuss or quote the views of LFD, the Advisor, the Administrator and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

                                    APPENDIX
                                      2000

Source                                           Category                                     Return (%)

Credit Suisse First Boston:

                                                 First Boston High Yield Index- Global        -5.21

Lipper Inc.
                                                 AMEX Composite Index P                             2.37
                                                 AMEX Computer Tech IX P                          -35.12
                                                 AMEX Institutional IX P                          -18.11
                                                 AMEX Major Market IX P                            -7.58
                                                 Bse Sensex Index                                 -20.65
                                                 CAC 40: FFR IX P                                  -0.54
                                                 CD Rate 1 Month Index Tr                           6.54
                                                 CD Rate 3 Month Index Tr                           6.65
                                                 CD Rate 6 Month Index Tr                           6.79
                                                 Consumer Price Index                                N/A
                                                 COPNHGN SE:DKR IX P                               18.08
                                                 DAX:DM IX TR                                      -7.54
                                                 Domini 400 Social Index                          -14.38
                                                 Dow Jones 65 Comp Av P                             3.21
                                                 Dow Jones Ind Average P                           -6.18
                                                 Dow Jones Ind Dly Reinv                           -4.85
                                                 Dow Jones Ind Mth Reinv                           -4.69
                                                 Dow Jones Trans Av P                              -1.03
                                                 Dow Jones Trans Av Tr                              0.40
                                                 Dow Jones Util Av P                               45.45
                                                 Dow Jones Util Av Tr                              50.76
                                                 Ft/S&P Act Wld Ex US IX                          -15.18
                                                 Ft/S&P Actuaries Wld IX                          -12.23
                                                 FT-SE 100:Pd IX P                                -10.21
                                                 FT-SE Gold Mines IX                              -26.36
                                                 HANG SENG:HNG KNG $ IX P                         -11.00
                                                 Jakarta Composite Index                          -38.50
                                                 Jasdaq Index:Yen P                               -44.28
                                                 Klse Composite Index                             -16.33
                                                 Kospi Index                                      -50.92
                                                 Lehman 1-3 Govt/Cred Tr                            8.08
                                                 Lehman 1-3 Govt/Credit P                           1.48
                                                 Lehman Aggregate Bd P                              4.21
                                                 Lehman Aggregate Bd Tr                            11.63
                                                 Lehman Cr Bd Int P                                 2.02
                                                 Lehman Cr Bd Int Tr                                9.46
                                                 Lehman Govt Bd Int P                               3.79
                                                 Lehman Govt Bd Int Tr                             10.47
                                                 Lehman Govt Bd Long P                             12.60
                                                 Lehman Govt Bd Long Tr                            20.29
                                                 Lehman Govt Bd P                                   6.30
                                                 Lehman Govt Bd Tr                                 13.24
                                                 Lehman Govt/Cr Bd P                                4.63
                                                 Lehman Govt/Cr Bd Tr                              11.85
                                                 Lehman Govt/Cr Int P                               3.16
                                                 Lehman Govt/Cr Int Tr                             10.12
                                                 Lehman High Yield P                              -14.41
                                                 Lehman High Yield Tr                              -5.86

                                                 Lehman Muni 10 Yr IX P                             4.73
                                                 Lehman Muni 10 Yr IX Tr                           10.76
                                                 Lehman Muni 3 Yr IX P                              0.77
                                                 Lehman Muni 3 Yr IX Tr                             6.23
                                                 Lehman Muni 5 Yr IX Tr                             7.72
                                                 Lehman Muni Bond IX P                              5.82
                                                 Lehman Muni Bond IX Tr                            11.68
                                                 MADRID SE:PST IX P                               -12.68
                                                 MDAX GERMAN MC IX TR                              13.93
                                                 Merrill All CV EX ID IX                            3.50
                                                 Merrill Aus Govt IX TR                            13.28
                                                 MERRILL BRADY BD IX LA                            14.55
                                                 MERRILL EM BRADY BD IX                            25.84
                                                 MERRILL JAPAN GOVT IX TR                           2.29
                                                 Merrill Pan-Euro Govt IX                           0.56
                                                 ML 10+ Yr Treasury IX Tr                          20.19
                                                 ML 1-10 YR CORP BD IX P                            1.93
                                                 ML 1-10 YR CORP BD IX TR                           9.34
                                                 ML 1-3 Yr Muni IX P                                0.23
                                                 ML 1-3 Yr Muni IX Tr                               5.68
                                                 ML 1-3 Yr Treasury IX P                            1.53
                                                 ML 1-3 Yr Treasury IX Tr                           7.99
                                                 ML 1-5 Yr Gv/Cp Bd IX P                            2.16
                                                 ML 1-5 Yr Gv/Cp Bd IX Tr                           8.88
                                                 ML 15 Yr Mortgage IX P                             3.26
                                                 ML 15 Yr Mortgage IX Tr                           10.41
                                                 ML 1-5 Yr Treasury IX P                            2.28
                                                 ML 1-5 Yr Treasury IX Tr                           8.87
                                                 ML 3 MO T-Bill IX Tr                               6.18
                                                 ML 3-5 Yr Govt IX P                                3.99
                                                 ML 3-5 Yr Govt IX Tr                              10.76
                                                 ML 3-7 Yr Muni IX Tr                               8.24
                                                 ML Corp Master Index P                             1.47
                                                 ML Corp Master Index Tr                            9.13
                                                 ML CV BD SPEC QUAL IX P                          -21.96
                                                 ML CV BD SPEC QUAL IX TR                         -18.86
                                                 ML EMG MKT ASIA P IX                              -7.85
                                                 ML EMG MKT ASIA TR IX                              1.84
                                                 ML EMG MKT EU ME AFR P                            10.46
                                                 ML EMG MKT EU ME AFR TR                           21.28
                                                 ML EMG MKT LATIN AM P IX                           0.57
                                                 ML EMG MKT LATIN AM TR                            10.61
                                                 ML Glbl Govt Bond Inx P                           -2.43
                                                 ML Glbl Govt Bond Inx Tr                           2.79
                                                 ML Glbl Gv Bond IX II P                           -2.96
                                                 ML Glbl Gv Bond IX II Tr                           2.37
                                                 ML Global Bond Index P                            -1.06
                                                 ML Global Bond Index Tr                            5.00
                                                 ML Gov/ Corp Master IX T                          11.95
                                                 ML Govt Master Index P                             6.12
                                                 ML Govt Master Index Tr                           13.11
                                                 ML Govt/Corp Master IX P                           4.74
                                                 ML HIGH YLD MASTER 2  P                          -13.50
                                                 ML HIGH YLD MASTER 2  TR                          -5.12
                                                 ML High Yld Master IX P                          -13.35
                                                 ML High Yld Master IX Tr                          -3.79
                                                 ML Master Muni IX Tr                              17.15
                                                 ML Mortgage Master IX P                            3.63
                                                 ML Mortgage Master IX Tr                          11.28
                                                 ML Treasury Master IX P                            6.34

                                                 ML Treasury Master IX Tr                          13.37
                                                 ML US CP/GV 10+ YR IX P                            8.57
                                                 ML US CP/GV 10+ YR IX TR                          16.54
                                                 ML US DOM MASTER  IX P                             4.38
                                                 ML US DOM MASTER  IX TR                           11.73
                                                 MSCI AC Americas Free GD                         -11.90
                                                 MSCI AC Americas Free ID                         -12.95
                                                 MSCI AC Asia Fr-Ja IX GD                         -35.22
                                                 MSCI AC Asia Fr-Ja IX ID                         -36.30
                                                 MSCI AC Asia Pac - Ja GD                         -28.39
                                                 MSCI AC Asia Pac - Ja ID                         -29.75
                                                 MSCI AC Asia Pac Fr-J GD                         -29.97
                                                 MSCI AC Asia Pac Fr-J ID                         -31.40
                                                 MSCI AC Asia Pac IX GD                           -28.15
                                                 MSCI AC Asia Pac IX ID                           -28.91
                                                 MSCI AC Europe IX GD                              -8.87
                                                 MSCI AC Europe IX ID                             -10.37
                                                 MSCI AC Fe - Ja IX GD                            -33.98
                                                 MSCI AC Fe - Ja IX ID                            -34.99
                                                 MSCI AC Fe Free IX GD                            -29.96
                                                 MSCI AC Fe Free IX ID                            -30.58
                                                 MSCI AC Fe Fr-Ja IX GD                           -36.80
                                                 MSCI AC Fe Fr-Ja IX ID                           -37.88
                                                 MSCI AC Pac Fr-Jpn IX GD                         -30.73
                                                 MSCI AC Pac Fr-Jpn IX ID                         -32.19
                                                 MSCI AC Pacific IX ID                            -29.07
                                                 MSCI AC World Free IX GD                         -13.94
                                                 MSCI AC World Fr-USA GD                          -15.09
                                                 MSCI AC World Fr-USA ID                          -16.34
                                                 MSCI AC World IX GD                              -13.92
                                                 MSCI AC World IX ID                              -15.06
                                                 MSCI AC World-USA IX GD                          -15.03
                                                 MSCI AC Wrld Fr-Ja IX GD                         -11.93
                                                 MSCI AC Wrld Fr-Ja IX ID                         -13.18
                                                 MSCI AC Wrld-Ja IX GD                            -11.93
                                                 MSCI AC Wrld-Ja IX ID                            -13.18
                                                 MSCI Argentina IX GD                             -25.07
                                                 MSCI Argentina IX ID                             -26.08
                                                 MSCI Australia IX GD                              -9.09
                                                 MSCI Australia IX ID                             -11.95
                                                 MSCI Australia IX ND                              -9.95
                                                 MSCI Austria IX GD                               -11.46
                                                 MSCI Austria IX ID                               -13.43
                                                 MSCI Austria IX ND                               -11.96
                                                 MSCI Belgium IX GD                               -16.25
                                                 MSCI Belgium IX ID                               -18.60
                                                 MSCI Belgium IX ND                               -16.85
                                                 MSCI BRAZIL FREE IX GD                           -11.37
                                                 MSCI BRAZIL FREE IX ID                           -14.20
                                                 MSCI BRAZIL IX GD                                 -5.68
                                                 MSCI BRAZIL IX P                                  -8.65
                                                 MSCI Canada IX GD                                  5.64
                                                 MSCI Canada IX ID                                  4.42
                                                 MSCI Canada IX ND                                  5.34
                                                 MSCI Chile IX GD                                 -15.14
                                                 MSCI Chile IX ID                                 -16.98
                                                 MSCI China Free IX ID                            -32.19
                                                 MSCI Colombia IX GD                              -38.85
                                                 MSCI Colombia IX ID                              -41.19
                                                 MSCI Czech Rep IX GD                               1.62

                                                 MSCI Czech Rep IX ID                               0.71
                                                 MSCI Denmark IX GD                                 3.71
                                                 MSCI Denmark IX ID                                 2.66
                                                 MSCI Denmark IX ND                                 3.44
                                                 MSCI EAFE - JAPAN IX ND                           -8.94
                                                 MSCI EAFE - UK IX GD                             -14.81
                                                 MSCI EAFE - UK IX ID                             -15.88
                                                 MSCI EAFE - UK IX ND                             -15.07
                                                 MSCI EAFE + Canada IX GD                         -13.16
                                                 MSCI EAFE + Canada IX ID                         -14.40
                                                 MSCI EAFE + Canada IX ND                         -13.37
                                                 MSCI EAFE + Em IX GD                             -15.81
                                                 MSCI EAFE + EM IX ID                             -17.06
                                                 MSCI EAFE + EMF IX GD                            -15.88
                                                 MSCI EAFE + EMF IX ID                            -17.13
                                                 MSCI EAFE Fr IX ID                               -15.21
                                                 MSCI EAFE G IX ID                                -25.19
                                                 MSCI EAFE GDP Wt IX GD                           -15.30
                                                 MSCI EAFE GDP Wt IX ID                           -16.45
                                                 MSCI EAFE GDP Wt IX ND                           -15.53
                                                 MSCI EAFE GROWTH IX GD                           -24.40
                                                 MSCI EAFE IX GD                                  -13.96
                                                 MSCI EAFE IX ID                                  -15.21
                                                 MSCI EAFE IX ND                                  -14.17
                                                 MSCI EAFE V IX ID                                 -4.63
                                                 MSCI EAFE VALUE IX GD                             -2.82
                                                 MSCI EASEA IX GD                                  -8.68
                                                 MSCI EASEA IX ID                                 -10.26
                                                 MSCI EASEA IX ND                                  -8.94
                                                 MSCI Em Asia IX GD                               -38.60
                                                 MSCI Em Asia IX ID                               -39.32
                                                 MSCI Em Eur/Mid East GD                          -22.30
                                                 MSCI Em Eur/Mid East ID                          -23.38
                                                 MSCI Em Europe IX GD                             -34.64
                                                 MSCI Em Europe IX ID                             -35.31
                                                 MSCI Em Far East IX GD                           -41.08
                                                 MSCI Em Far East IX ID                           -41.76
                                                 MSCI Em IX GD                                    -28.84
                                                 MSCI Em IX ID                                    -30.00
                                                 MSCI Em Latin Am IX GD                           -14.00
                                                 MSCI Em Latin Am IX ID                           -15.92
                                                 MSCI EMF Asia IX GD                              -41.79
                                                 MSCI EMF Asia IX ID                              -42.55
                                                 MSCI EMF Far East IX GD                          -45.12
                                                 MSCI EMF Far East IX ID                          -45.84
                                                 MSCI EMF IX GD                                   -30.61
                                                 MSCI EMF IX ID                                   -31.80
                                                 MSCI EMF Latin Am IX GD                          -16.57
                                                 MSCI EMF Latin Am IX ID                          -18.38
                                                 MSCI Europe - UK IX GD                            -7.12
                                                 MSCI Europe - UK IX ID                            -8.43
                                                 MSCI Europe - UK IX ND                            -7.47
                                                 MSCI Europe GDP Wt IX ID                         -19.97
                                                 MSCI Europe IX GD                                 -8.14
                                                 MSCI Europe IX ID                                  2.36
                                                 MSCI Europe IX ND                                 -8.39
                                                 MSCI EUROPEAN GR IX GD                           -16.51
                                                 MSCI European Union GD                            -9.96
                                                 MSCI European Union ID                           -11.48
                                                 MSCI EUROPEAN VL IX GD                             0.06

                                                 MSCI Far East Free IX ID                         -27.60
                                                 MSCI Far East IX GD                              -27.00
                                                 MSCI Far East IX ID                              -27.60
                                                 MSCI Far East IX ND                              -27.09
                                                 MSCI Finland IX GD                               -14.01
                                                 MSCI Finland IX ID                               -14.71
                                                 MSCI Finland IX ND                               -14.21
                                                 MSCI France IX GD                                 -4.06
                                                 MSCI France IX ID                                 -5.05
                                                 MSCI France IX ND                                 -4.31
                                                 MSCI Germany IX GD                               -15.27
                                                 MSCI Germany IX ID                               -16.48
                                                 MSCI Germany IX ND                               -15.59
                                                 MSCI Greece IX GD                                -41.63
                                                 MSCI Greece IX ID                                -42.52
                                                 MSCI Hong Kong IX GD                             -14.74
                                                 MSCI Hong Kong IX ID                             -16.98
                                                 MSCI Hongkong IX ND                              -14.74
                                                 MSCI Hungary IX GD                               -26.80
                                                 MSCI Hungary IX ID                               -27.66
                                                 MSCI India IX GD                                 -21.74
                                                 MSCI India IX ID                                 -22.82
                                                 MSCI Indonesia IX GD                             -61.90
                                                 MSCI Indonesia IX ID                             -63.04
                                                 MSCI Ireland IX ID                               -14.32
                                                 MSCI Israel Dom IX ID                             13.79
                                                 MSCI Israel IX ID                                 24.75
                                                 MSCI Israel Non Dom Ixid                          46.48
                                                 MSCI Italy IX GD                                  -0.82
                                                 MSCI Italy IX ID                                  -2.70
                                                 MSCI Italy IX ND                                  -1.33
                                                 MSCI JAPAN GROWTH IX GD                          -42.98
                                                 MSCI Japan IX GD                                 -28.07
                                                 MSCI Japan IX ID                                 -28.54
                                                 MSCI Japan IX ND                                 -28.16
                                                 MSCI JAPAN VALUE IX GD                           -11.01
                                                 MSCI Jordan IX GD                                -23.18
                                                 MSCI Jordan IX ID                                -24.65
                                                 MSCI Kokusai IX GD                               -10.62
                                                 MSCI Kokusai IX ID                               -11.86
                                                 MSCI Kokusai IX ND                               -10.91
                                                 MSCI Korea IX GD                                 -49.62
                                                 MSCI Korea IX ID                                 -50.35
                                                 MSCI Luxembourg IX ID                              2.20
                                                 MSCI Malaysia IX GD                              -15.30
                                                 MSCI Malaysia IX ID                              -16.60
                                                 MSCI Mexico Free IX GD                           -20.49
                                                 MSCI Mexico Free IX ID                           -21.51
                                                 MSCI Mexico IX GD                                -20.49
                                                 MSCI Mexico IX ID                                -21.51
                                                 MSCI N American G IX ID                          -27.09
                                                 MSCI N American Vl IX ID                           1.93
                                                 MSCI Netherland IX GD                             -3.64
                                                 MSCI Netherland IX ID                             -5.41
                                                 MSCI Netherland IX ND                             -4.09
                                                 MSCI New Zealand IX GD                           -33.05
                                                 MSCI New Zealand IX ID                           -36.30
                                                 MSCI New Zealand IX ND                           -33.55
                                                 MSCI Nordic IX GD                                -14.69
                                                 MSCI Nordic IX ID                                -15.58

                                                 MSCI Nordic IX ND                                -14.94
                                                 MSCI Norway IX GD                                 -0.38
                                                 MSCI Norway IX ID                                 -2.40
                                                 MSCI Norway IX ND                                 -0.89
                                                 MSCI Nth Amer IX GD                              -11.76
                                                 MSCI Nth Amer IX ID                              -12.79
                                                 MSCI Nth Amer IX ND                              -12.06
                                                 MSCI Pac - Japan IX GD                           -15.19
                                                 MSCI Pac - Japan IX ID                           -17.48
                                                 MSCI Pac - Japan IX ND                           -15.56
                                                 MSCI PAC FREE GR IX GD                           -39.87
                                                 MSCI PAC FREE VL IX GD                            -9.01
                                                 MSCI PAC FR-JPN GR IX GD                         -28.38
                                                 MSCI PAC FR-JPN VL IX GD                           2.64
                                                 MSCI Pacific Free IX ID                          -26.41
                                                 MSCI Pacific Fr-Jpn ID                           -17.48
                                                 MSCI Pacific IX GD                               -25.64
                                                 MSCI Pacific IX ID                               -26.41
                                                 MSCI Pacific IX ND                               -25.78
                                                 MSCI Pakistan IX GD                              -11.87
                                                 MSCI Pakistan IX ID                              -13.78
                                                 MSCI Peru IX GD                                  -23.82
                                                 MSCI Peru IX ID                                  -26.72
                                                 MSCI Philippines Fr Ixgd                         -45.01
                                                 MSCI Philippines Fr Ixid                         -45.29
                                                 MSCI Philippines IX GD                           -42.06
                                                 MSCI Philippines IX ID                           -42.46
                                                 MSCI Portugal IX GD                               -9.90
                                                 MSCI Portugal IX ID                              -12.17
                                                 MSCI Russia IX GD                                -30.03
                                                 MSCI Russia IX ID                                -30.39
                                                 MSCI Sing/Mlysia IX GD                           -27.72
                                                 MSCI Sing/Mlysia IX ID                           -28.65
                                                 MSCI Sing/Mlysia IX ND                           -27.72
                                                 MSCI Singapore Fr IX GD                          -27.72
                                                 MSCI Singapore Fr IX ID                          -28.65
                                                 MSCI South Africa IX GD                          -17.19
                                                 MSCI South Africa IX ID                          -19.60
                                                 MSCI Spain IX GD                                 -15.54
                                                 MSCI Spain IX ID                                 -16.83
                                                 MSCI Spain IX ND                                 -15.86
                                                 MSCI Sri Lanka IX GD                             -40.73
                                                 MSCI Sri Lanka IX ID                             -43.91
                                                 MSCI Sweden IX GD                                -21.01
                                                 MSCI Sweden IX ID                                -21.94
                                                 MSCI Sweden IX ND                                -21.29
                                                 MSCI Swtzrlnd IX GD                                6.38
                                                 MSCI Swtzrlnd IX ID                                4.88
                                                 MSCI Swtzrlnd IX ND                                5.85
                                                 MSCI Taiwan IX GD                                -44.90
                                                 MSCI Taiwan IX ID                                -45.35
                                                 MSCI Thailand IX GD                              -52.60
                                                 MSCI Thailand IX ID                              -53.21
                                                 MSCI Turkey IX GD                                -45.65
                                                 MSCI Turkey IX ID                                -46.16
                                                 MSCI UK IX GD                                    -11.53
                                                 MSCI UK IX ID                                    -13.55
                                                 MSCI UK IX ND                                    -11.53
                                                 MSCI USA IX GD                                   -12.54
                                                 MSCI USA IX ID                                   -13.56

                                                 MSCI USA IX ND                                   -12.84
                                                 MSCI Venezuela IX GD                               4.47
                                                 MSCI Venezuela IX ID                               0.78
                                                 MSCI World - UK IX GD                            -13.11
                                                 MSCI World - UK IX ID                            -14.16
                                                 MSCI World - UK IX ND                            -13.40
                                                 MSCI World - USA IX GD                           -13.16
                                                 MSCI World - USA IX ID                           -14.40
                                                 MSCI World - USA IX ND                           -13.37
                                                 MSCI World Free IX ND                            -13.18
                                                 MSCI World GDP Wt IX ID                          -14.90
                                                 MSCI WORLD GROWTH IX ID                          -26.12
                                                 MSCI World IX Free ID                            -14.05
                                                 MSCI World IX GD                                 -12.92
                                                 MSCI World IX ID                                 -14.05
                                                 MSCI World IX ND                                 -13.18
                                                 MSCI WORLD VALUE IX ID                            -1.30
                                                 MSCI WORLD-USA GR IX GD                          -24.09
                                                 MSCI World-USA VL IX GD                           -1.59
                                                 MSCI Wrld - Austrl IX GD                         -12.97
                                                 MSCI Wrld - Austrl IX ID                         -14.08
                                                 MSCI Wrld - Austrl IX ND                         -13.22
                                                 MSCI WRLD EX USA SC ID                            -8.84
                                                 MSCI WRLD FINANCIALS GD                           10.62
                                                 MSCI WRLD FINANCIALS ID                            8.48
                                                 MSCI WRLD HEALTHCARE GD                           26.96
                                                 MSCI WRLD HEALTHCARE ID                           25.54
                                                 MSCI WRLD INFO TECH GD                           -41.69
                                                 MSCI WRLD INFO TECH ID                           -41.80
                                                 MSCI WRLD TECH HDWR GD                           -34.84
                                                 MSCI WRLD TECH HDWR ID                           -34.98
                                                 MSCI WRLD TELECOM GD                             -42.49
                                                 MSCI WRLD TELECOM ID                             -41.72
                                                 NASDAQ 100 IX P                                  -36.84
                                                 NASDAQ Bank IX P                                  14.67
                                                 NASDAQ Composite IX P                            -39.29
                                                 NASDAQ Industrial IX P                           -33.76
                                                 NASDAQ Insurance IX P                             15.67
                                                 NASDAQ Natl Mkt Cmp IX                           -39.27
                                                 NASDAQ Natl Mkt Ind IX                           -33.73
                                                 NASDAQ Transport IX P                             16.14
                                                 Nikkei 225 Avg:Yen P                             -27.19
                                                 NYSE Composite P                                   1.01
                                                 NYSE Finance IX P                                 25.23
                                                 NYSE Industrials IX P                             -3.01
                                                 NYSE Transportation IX                            -0.84
                                                 NYSE Utilities IX P                              -13.81
                                                 OSLO SE TOT:FMK IX P                              -1.68
                                                 Philippines Composite IX                         -30.26
                                                 PSE Technology IX P                              -16.22
                                                 Russell 1000 Grow IX Tr                          -22.42
                                                 Russell 1000 IX P                                 -8.84
                                                 Russell 1000 IX Tr                                -7.79
                                                 Russell 1000 Value IX Tr                           7.01
                                                 Russell 2000 Grow IX Tr                          -22.43
                                                 Russell 2000 IX P                                 -4.20
                                                 Russell 2000 IX Tr                                -3.02
                                                 Russell 2000 Value IX Tr                          22.83
                                                 Russell 3000 IX P                                 -8.52
                                                 Russell 3000 IX Tr                                -7.46

                                                 Russell Midcap G IX TR                           -11.75
                                                 Russell Midcap IX Tr                               8.25
                                                 Russell Midcap V  IX TR                           19.18
                                                 S & P 100 Index P                                -13.42
                                                 S & P 500 Daily Reinv                             -9.10
                                                 S & P 500 Index P                                -10.14
                                                 S & P 500 Mnthly Reinv                            -9.10
                                                 S & P 600 Index P                                 11.02
                                                 S & P 600 Index Tr                                11.80
                                                 S & P Financial IX P                              23.83
                                                 S & P Financial IX Tr                             26.08
                                                 S & P Industrial IX Tr                           -16.25
                                                 S & P Industrials P                              -17.05
                                                 S & P Midcap 400 IX P                             16.21
                                                 S & P Midcap 400 IX Tr                            17.50
                                                 S & P Transport Index P                           16.88
                                                 S & P Transport IX Tr                             18.52
                                                 S & P Utility Index P                             54.30
                                                 S & P Utility Index Tr                            59.67
                                                 S & P/Barra Growth IX Tr                         -22.08
                                                 S & P/BARRA MC G IX TR                             9.16
                                                 S & P/BARRA MC V IX TR                            27.84
                                                 S & P/BARRA SC G IX TR                             0.57
                                                 S & P/BARRA SC V IX TR                            20.86
                                                 S & P/Barra Value IX Tr                            6.08
                                                 SB Cr-Hdg Nn-US Wd IX Tr                           9.64
                                                 SB Cr-Hdg Wd Gv Bd IX Tr                          10.67
                                                 SB Non-US Wd Gv Bd IX Tr                          -2.63
                                                 SB Wd Gv Bd:Austrl IX Tr                          -3.71
                                                 SB Wd Gv Bd:Germny IX Tr                           0.51
                                                 SB Wd Gv Bd:Japan IX Tr                           -8.47
                                                 SB Wd Gv Bd:UK IX Tr                               1.02
                                                 SB Wd Gv Bd:US IX Tr                              13.48
                                                 SB World Govt Bond IX Tr                           1.59
                                                 SB World Money Mkt IX Tr                          -2.74
                                                 Straits Times Index                              -22.08
                                                 SWISS PERF:SFR IX TR                              11.91
                                                 TAIWAN SE:T$ IX P                                -46.04
                                                 T-Bill 1 Year Index Tr                             5.96
                                                 T-Bill 3 Month Index Tr                            5.99
                                                 T-Bill 6 Month Index Tr                            6.08
                                                 Thailand Set Index                               -44.14
                                                 TOKYO 2ND SCT:YEN IX P                           -25.80
                                                 TOKYO SE(TOPIX):YEN IX P                         -25.46
                                                 TORONTO 300:C$ IX P                                6.18
                                                 TORONTO SE 35:C$ IX P                             17.62
                                                 Value Line Cmp IX-Arth                             9.65
                                                 Value Line Cmp IX-Geom                            -8.72
                                                 Value Line Industrl IX                            -9.41
                                                 Value Line Railroad IX                             9.65
                                                 Value Line Utilties IX                            10.30

The National Association of Real Estate
Investment Trust:

                                                 Real Estate Investment Trust Index           26.36

Each Russell Index listed above is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company.

*in U.S. currency